SUPPLEMENT DATED JANUARY 19, 2007
            TO THE PROSPECTUS FOR THE PRINCIPAL INVESTORS FUND, INC.

          STRATEGIC ASSET MANAGEMENT PORTFOLIOS AND MONEY MARKET FUND
                             CLASS A, B, & C SHARES
                             DATED JANUARY 16, 2007


INVESTING IN THE PORTFOLIOS AND THE MONEY MARKET FUND
On page 42, the fifth paragraph should be replaced with the following:

PAYMENT. Payment for shares of the Funds purchased is generally made via personal check, cashiers check or money order. We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 10 days or more.


HOW TO REDEEM (SELL) SHARES
On page 49, the first paragraph under HOW TO REDEEM (SELL) SHARES should be replaced with the following:


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 10 days or more. A sell order from one owner is binding on all joint owners.

                         Principal Investors Fund, Inc.


                                   PROSPECTUS


                The date of this Prospectus is January 16, 2007.


                      STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                        o   Flexible Income Portfolio
                        o   Conservative Balanced Portfolio
                        o   Balanced Portfolio
                        o   Conservative Growth Portfolio
                        o   Strategic Growth Portfolio

                                MONEY MARKET FUND


                      Class A, Class B, and Class C Shares


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                                Table of Contents

                                                                          Page

 Risk/Return Summary........................................................4

        Flexible Income Portfolio...........................................6

        Conservative Balanced Portfolio.....................................8

        Balanced Portfolio..................................................10

        Conservative Growth Portfolio.......................................12

        Strategic Growth Portfolio..........................................14

        Money Market Fund...................................................16

        Summary of Principal Risks..........................................18

 Fees and Expenses of the Portfolios and the Money Market Fund..............24

 Estimated Aggregate Portfolio Expenses.....................................28

 Portfolio and Fund Investment Strategies and Risks.........................28

        Strategic Asset Management Portfolios...............................28

        Equity Funds........................................................29

        Fixed-Income Funds..................................................33

 Common Investment Practices................................................35

 Investing in the Portfolios and the Money Market Fund......................42

 Choosing a Share Class.....................................................43

        Class A Shares......................................................44

        Class B Shares......................................................47

        Class C Shares......................................................48

        CDSC Calculation and Waivers........................................48

        How to Redeem (Sell) shares.........................................49

        How to Exchange Shares Among Funds...................................51

        Frequent Purchases and Redemptions...................................53

        Disclosure of Portfolio Holdings.....................................54

 Distribution Plan, Plan Recordkeeping/Administration Fees, and
        Additional Information Regarding Intermediary Compensation..........54

 Other Policies and Practices of the Principal Investors Fund, Inc..........57

        Dividends and Distributions.........................................57

 Tax Considerations.........................................................60

 How Net Asset Value Is Determined..........................................60

 Management of the Portfolios and the Money Market Fund.....................62

 Management Fees............................................................63

 Financial Highlights.......................................................64

 Appendix A (Debt Security Ratings).........................................71

 For More Information About the Funds........................................74

Risk/Return Summary

Principal Investors Fund (the "Fund" or "PIF") is comprised of sixty-seven investment portfolios (together, the "Funds"), six of which are offered through this prospectus. Each of the six portfolios offers three classes of shares through this prospectus: Class A, Class B, and Class C. The six portfolios may offer other classes by means of another prospectus and may offer additional classes in the future.

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a "Portfolio," collectively the "Portfolios"). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios currently invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds identified below and the Money Market Fund ("Underlying Funds"). The "Equity Funds" include the Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth, and Diversified International Funds. The "Fixed-Income Funds" include the Short-Term Income, Mortgage Securities, Income, and High Yield II Funds. Each of the SAM Portfolios may also invest in the Institutional Class shares of other equity funds or fixed-income funds of Principal Investors Funds, at the Sub-Advisor's discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. ("Edge").

This summary identifies the investment objective, principal investment strategies, and principal risks of each Portfolio and the Money Market Fund. The principal investment strategies identified in this summary are not the only investment strategies available to the Portfolios and the Money Market Fund, and some of the principal investment strategies may not be available at any given time. For a discussion of other investment strategies available to the Portfolios and the Money Market Fund, please see the Statement of Additional Information (the "SAI").

The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge"). The Sub-Advisor for the Money Market Fund is Principal Global Investors, LLC ("PGI").

Principal Management Corporation ("Principal") serves as the manager for the Portfolios and the Money Market Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.

Principal Funds Distributor, Inc. (the "Distributor") is the Fund's principal underwriter for Class A, Class B, and Class C shares. Princor Financial Services Corporation ("Princor") is the Fund's principal underwriter for other share classes the Fund issues.

STRATEGIES AND RISKS

The principal investment strategies identified in this summary provide specific information about each of the Portfolios and the Money Market Fund, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio's assets, Edge will generally consider, among other things, the following factors:

o Federal Reserve monetary policy      o  Government budget deficits     o State and federal fiscal policies
o Consumer debt                        o  Tax policy                     o Trade pacts
o Corporate profits                    o  Demographic trends             o Interest rate changes
o Governmental elections               o  Mortgage demand                o Business confidence
o Employment trends                    o  Business spending              o Geopolitical risks
o Consumer spending                    o  Inflationary pressures         o Wage and payroll trends
o Currency flows                       o  Housing trends                 o Investment flows
o Commodity prices                     o  GDP growth                     o Import prices
o Yield spreads                        o  Historical financial market    o Factory capacity utilization
                                          returns
o Stock market volume                  o  Inventories                    o Market capitalization relative values
o Capital goods expenditures           o  Investor psychology            o Productivity growth
o Historical asset class returns       o  Technology trends              o Asset class correlations
o Cyclical and secular economic        o  Risk/return characteristics    o Business activity
    trends
o Volatility analysis                  o  Stock valuations               o Performance attribution by
o Consumer confidence                                                        allocation and sector

The discussion of each Portfolio's and the Money Market Fund's principal investment strategies includes some of the principal risks of investing in such a Portfolio or Money Market Fund. You can find a more detailed description of these and other principal risks of an investment in each Portfolio or the Fund under "Summary of Principal Risks." Some investments mentioned in the summary are described in greater detail under "Common Investment Practices." Please be sure to read the more complete descriptions of the Portfolios and the Money Market Fund, and their related risks, before you invest.

PERFORMANCE

Below the description of each Portfolio and the Money Market Fund is a bar chart showing the investment returns of its Class A shares for each of the past ten calendar years (or for the life of the Portfolio if it has been in operation for less than ten years). The bar chart is intended to provide some indication of the volatility of the Portfolio's and Money Market Fund's returns. The performance table following each bar chart shows how, for each applicable class of shares, average annual total returns of the Portfolio or Money Market Fund compare to returns of one or more broad-based securities market indices for the last one, five and ten calendar years (or, in the case of a newer Portfolio or class, since the inception of the Portfolio or class). Performance shown in the table reflects the maximum applicable sales charge, but performance shown in the bar chart does not reflect any sales charge. PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

There can be no assurance that any Portfolio or the Money Market Fund will achieve its investment objective. It is possible to lose money by investing in the Portfolios or the Money Market Fund. An investment in a Portfolio or the Money Market Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Pursuant to an Agreement and Plan of Reorganization with each of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC (the "WM Group of Funds"), Principal Investors Fund acquired substantially all the assets of each of the funds in the WM Group of Funds (a "WM Fund") effective January 12, 2007 (the "WM Reorganization"). Edge had served as the investment adviser to the WM Group of Funds. Certain Funds of Principal Investors Fund, as well as certain of the underlying funds in which they invest, commenced operations on the effective date of the WM Reorganization by succeeding to the operations of predecessor WM Funds. These Funds include the Portfolios and certain Equity Funds and Fixed-Income Funds.

Performance of the Class A, B and C shares of each Portfolio is based on the performance of the Class A, B and C shares of the predecessor WM Fund. The performance of the Class C shares of each predecessor WM Fund for the periods prior to its introduction (March 1, 2002) are based on historical returns of the Class A shares of the predecessor WM Fund, adjusted to reflect the lack of initial sales charges and higher fund operating expenses for the Class C shares. The adjustment results in performance for the Class C shares that is likely to be different than the historical performance of the Class A shares. Each Portfolio's predecessor WM Fund commenced operations on July 25, 1996.

Flexible Income Portfolio

OBJECTIVE: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests no more than 30% of its net assets in underlying Equity Funds.

The Portfolio may invest:
o    up to 40% of its assets in each of the  following  underlying  Fixed-Income
     Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
o    up to 30% of its assets in each of the following  underlying  Equity Funds:
     Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value and SmallCap Growth.

The percentages above reflect the extent to which the Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the Portfolio's investments in those market segments and their corresponding risks. However, the Portfolio may temporarily exceed the percentage limits for short periods, and Edge may alter the percentage ranges when it deems it appropriate to do so. The assets of the Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph. These include:

o Active Trading Risk                 o  Derivatives Risk            o Emerging Market Risk
o Equity Securities Risk              o  Eurodollar and Yankee       o Exchange Rate Risk
                                           Obligations Risk
o Fixed-Income Securities Risk        o  Foreign Securities Risk     o Geographic Concentration
                                                                         Risk
o Growth Stock Risk                   o  High Yield Securities Risk  o Initial Public Offerings
                                                                         ("IPOs") Risk
o Market Segment (SmallCap, MidCap,   o  MidCap Stock Risk           o Municipal Securities Risk
    LargeCap) Risk
o Non-Diversification Risk            o  Portfolio Duration Risk     o Prepayment Risk
o Real Estate Securities Risk         o  Sector Risk                 o Small Company Risk
o U.S. Government Securities          o  U.S. Government Sponsored   o Value Stock Risk
                                           Securities Risk

Each of the above risks is described in "Summary of Principal Risks."

The bar chart shows how the Portfolio's total return for Class A shares has varied year-by-year, while the table below shows performance of Class A, B and C shares over time (along with the returns of a broad-based market index for reference). This information may help provide an indication of the Portfolio's risks. Past performance does not indicate future results.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)1

              ---- -------- --- ------- --- ------ --- ------- --- ------- --- ------ --- -------- --- ------- --- ------ --- ------
ANNUAL
RETURN
        30%


        20
                   10.25%                                                                              5.73%                  6.70%
                                9.24%       8.64%
        10                                             5.10%       4.33%                  12.08%
                                                                               1.03%                               2.66%
         0
              ---- -------- --- ------- --- ------ --- ------- --- ------- --- ------ --- -------- --- ------- --- ------ --- ------
              ---- -------- --- ------- --- ------ --- ------- --- ------- --- ------ --- -------- --- ------- --- ------ --- ------

        -10


              ---- -------- --- ------- --- ------ --- ------- --- ------- --- ------ --- -------- --- ------- --- ------ --- ------
              ---- -------- --- ------- --- ------ --- ------- --- ------- --- ------ --- -------- --- ------- --- ------ --- ------
                    1997         1998       1999        2000        2001       2002        2003         2004       2005        2006

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 6.13% (for the quarter ended 6/30/03) and the lowest was -2.01% (for the quarter ended 9/30/02).

Average Annual Total Returns (%) (with Maximum Sales Charge)1
----------------------------------------------------------------------- --------------- -------------- ----------------


FOR PERIODS ENDED DECEMBER 31, 2006                                         1 YEAR         5 YEARS        10 YEARS
----------------------------------------------------------------------- --------------- -------------- ----------------
----------------------------------------------------------------------- --------------- -------------- ----------------
Class A Shares (before taxes)                                                1.91           4.61            6.03
   (After taxes on distributions)2                                           5.32           4.25            4.58
   (After taxes on distributions and sale of Portfolio shares)2              4.43           4.00            4.44
Class B Shares (Before Taxes)                                                0.85           4.43            5.89
Class C Shares (Before Taxes)                                                4.84           4.77            6.06
Lehman Brothers Aggregate Bond Index3                                        4.33           5.06            6.24
S&P 5003                                                                    15.79           6.19            8.42
20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index3                    6.62           5.44            6.89
Morningstar Conservative Allocation Category Average                         8.17           5.66            5.91

----------------------------------------------------------------------- --------------- -------------- ----------------

   1 The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.


   2 After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


   3 Index performance information reflects no deduction for fees, expenses, or taxes.

Conservative Balanced Portfolio

OBJECTIVE: The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio invests between 40% and 80% of its net assets in a combination of underlying Fixed-Income Funds (including the underlying Money Market Fund) and between 20% and 60% of its net assets in underlying Equity Funds.

Subject to the limits in the prior paragraph, the Portfolio may invest:
o up to 40% of its assets in each of the following underlying Fixed-Income Funds: Short-Term Income, Mortgage Securities,
         Income, High Yield II and Money Market Funds; and
o        up to 30% of its assets in each of the following underlying Equity
         Funds: Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The percentages above reflect the extent to which the Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the Portfolio's investments in those market segments and their corresponding risks. However, the Portfolio may temporarily exceed the percentage limits for short periods, and Edge may alter the percentage ranges when it deems it appropriate to do so. The assets of the Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph. These include:

o Active Trading Risk                 o  Derivatives Risk            o Emerging Market Risk
o Equity Securities Risk              o  Eurodollar and Yankee       o Exchange Rate Risk
                                           Obligations Risk
o Fixed-Income Securities Risk        o  Foreign Securities Risk     o Geographic Concentration
                                                                         Risk
o Growth Stock Risk                   o  High Yield Securities Risk  o Initial Public Offerings
                                                                         ("IPOs") Risk
o Market Segment (SmallCap, MidCap,   o  MidCap Stock Risk           o Municipal Securities Risk
    LargeCap) Risk
o Non-Diversification Risk            o  Portfolio Duration Risk     o Prepayment Risk
o Real Estate Securities Risk         o  Sector Risk                 o Small Company Risk
o U.S. Government Securities          o  U.S. Government Sponsored   o Value Stock Risk
                                           Securities Risk

Each of the above risks is described in "Summary of Principal Risks."

The bar chart shows how the Portfolio's total return for Class A shares has varied year-by-year, while the table below shows performance of Class A, B and C shares over time (along with the returns of a broad-based market index for reference). This information may help provide an indication of the Portfolio's risks. Past performance does not indicate future results.


Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)1
            ---- ------- --- ------- --- ------- --- ------- --- -------- -- -------- -- -------- --- ------- --- ------- --- ------
ANNUAL
RETURN

       20
                                                                                         15.98%
                 8.29%                                                                                7.38%                   8.66%
       10                    5.28%                                                                                3.80%
                                         1.97%       3.97%        2.20%
       0
            ---- ------- --- ------- --- ------- --- ------- --- -------- --          -- -------- --- ------- --- ------- --- ------
            ---- ------- --- ------- --- ------- --- ------- --- -------- --          -- -------- --- ------- --- ------- --- ------

                                                                             --------
                                                                             --------
      -10                                                                    -2.98%


            ---- ------- --- ------- --- ------- --- ------- --- -------- -- -------- -- -------- --- ------- --- ------- --- ------
            ---- ------- --- ------- --- ------- --- ------- --- -------- -- -------- -- -------- --- ------- --- ------- --- ------
                  1997        1998        1999        2000        2001        2002        2003         2004        2005        2006

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 8.00% (for the quarter ended 6/30/03) and the lowest was -4.84% (for the quarter ended 9/30/02).

Average Annual Total Returns (%) (with Maximum Sales Charge)1
---------------------------------------------------------------------- --------------- --------------- ---------------


FOR PERIODS ENDED DECEMBER 31, 2006                                        1 YEAR         5 YEARS         10 YEARS
---------------------------------------------------------------------- --------------- --------------- ---------------
---------------------------------------------------------------------- --------------- --------------- ---------------
Class A Shares (Before Taxes)                                               2.68            5.20            4.75
   (After taxes on distributions)2                                          7.54            5.35            3.70
   (After taxes on distributions and sale of Portfolio shares)2             5.85            4.91            3.56
Class B Shares (Before Taxes)                                               2.73            5.23            4.71
Class C Shares (Before Taxes)                                               6.71            5.58            4.77
Lehman Brothers Aggregate Bond Index3                                       4.33            5.06            6.24
S&P 5003                                                                   15.79            6.19            8.42
40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index3                   8.91            5.75
Morningstar Conservative Allocation Category Average                        8.17            5.66            5.91

---------------------------------------------------------------------- --------------- --------------- ---------------

   1 The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 2003 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.


   2 After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


   3 Index performance information reflects no deduction for fees, expenses or taxes.

Balanced Portfolio

OBJECTIVE: The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds.

The Portfolio invests between at least 30% and no more than 70% of its net assets in underlying Equity Funds and at least 30% and no more than 70% of its net assets in underlying Fixed-Income Funds and the Money Market Fund.

Subject to the limits in the prior paragraph, the Portfolio may invest:
o up to 40% of its assets in each of the following underlying Fixed-Income Funds: Short-Term Income, Mortgage Securities,
         Income, High Yield II and Money Market Funds; and
o        up to 30% of its assets in each of the following underlying Equity
         Funds: Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The percentages above reflect the extent to which the Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the Portfolio's investments in those market segments and their corresponding risks. However, the Portfolio may temporarily exceed the percentage limits for short periods, and Edge may alter the percentage ranges when it deems it appropriate to do so. The assets of the Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph. These include:

o Active Trading Risk                 o  Derivatives Risk            o Emerging Market Risk
o Equity Securities Risk              o  Eurodollar and Yankee       o Exchange Rate Risk
                                           Obligations Risk
o Fixed-Income Securities Risk        o  Foreign Securities Risk     o Geographic Concentration
                                                                         Risk
o Growth Stock Risk                   o  High Yield Securities Risk  o Initial Public Offerings
                                                                         ("IPOs") Risk
o Market Segment (SmallCap, MidCap,   o  MidCap Stock Risk           o Municipal Securities Risk
    LargeCap) Risk
o Non-Diversification Risk            o  Portfolio Duration Risk     o Prepayment Risk
o Real Estate Securities Risk         o  Sector Risk                 o Small Company Risk
o U.S. Government Securities          o  U.S. Government Sponsored   o Value Stock Risk
                                           Securities Risk

Each of the above risks is described in "Summary of Principal Risks."

The bar chart shows how the Portfolio's total return for Class A shares has varied year-by-year, while the table below shows performance of Class A, B and C shares over time (along with the returns of a broad-based market index for reference). This information may help provide an indication of the Portfolio's risks. Past performance does not indicate future results.


Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)1

             ---- -------- -- -------- ---- ------- -- ------- -- --------- -- -------- --- ------- --- ------ --- ------ --- ------

  ANNUAL
  RETURN
       40%
                                            26.97%
        30                                                                                  21.34%

        20                    16.27%
                  10.22%                                                                                                      10.36%
        10                                                                                              9.23%
                                                       0.13%                                                       5.21%
        0
             ---- -------- -- -------- ---- ------- -- ------- --           --          --- ------- --- ------ --- ------ --- ------
             ---- -------- -- -------- ---- ------- -- ------- --           --          --- ------- --- ------ --- ------ --- ------

                                                                  ---------
                                                                  ---------
       -10                                                         -0.51%
                                                                               --------
                                                                               --------
                                                                               -9.41%

             ---- -------- -- -------- ---- ------- -- ------- -- --------- -- -------- --- ------- --- ------ --- ------ --- ------
             ---- -------- -- -------- ---- ------- -- ------- -- --------- -- -------- --- ------- --- ------ --- ------ --- ------
                   1997        1998          1999       2000        2001        2002         2003       2004       2005        2006

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99) and the lowest was -8.79% (for the quarter ended 9/30/02).

Average Annual Total Returns (%) (with Maximum Sales Charge)1
------------------------------------------------------------------------ -------------- --------------- ---------------


FOR PERIODS ENDED DECEMBER 31, 2006                                         1 YEAR         5 YEARS         10 YEARS
------------------------------------------------------------------------ -------------- --------------- ---------------
------------------------------------------------------------------------ -------------- --------------- ---------------
Class A Shares (Before Taxes)                                                4.32            5.67            7.88
   (After taxes on distributions)2                                           9.67            6.21            6.95
   (After taxes on distributions and sale of Portfolio shares)2              7.01            5.57            6.51
Class B Shares (Before Taxes)                                                4.46            5.73            7.84
Class C Shares (Before Taxes)                                                8.48            6.06            8.00
Lehman Brothers Aggregate Bond Index3                                        4.33            5.06            6.24
S&P 5003                                                                     15.79           6.19            8.42
60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index3              11.20           5.98            7.88
Morningstar Moderate Allocation Category Average                             11.26           6.09            7.12

------------------------------------------------------------------------ -------------- --------------- ---------------

   1 The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.

   2 After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   3 Index performance does not reflect deduction for fees, expenses, or taxes.

Conservative Growth Portfolio

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests at least 60% of its net assets in underlying Equity Funds.

The Portfolio may invest:
o    up to 30% of its assets in each of the  following  underlying  Fixed-Income
     Funds: Short-Term Income, Mortgage Securities, Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
o    up to 40% of its assets in each of the following underlying Equity Funds:
     Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The percentages above reflect the extent to which the Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the Portfolio's investments in those market segments and their corresponding risks. However, the Portfolio may temporarily exceed the percentage limits for short periods, and Edge may alter the percentage ranges when it deems it appropriate to do so. The assets of the Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph. These include:

o Active Trading Risk                 o  Derivatives Risk            o Emerging Market Risk
o Equity Securities Risk              o  Eurodollar and Yankee       o Exchange Rate Risk
                                           Obligations Risk
o Fixed-Income Securities Risk        o  Foreign Securities Risk     o Geographic Concentration
                                                                         Risk
o Growth Stock Risk                   o  High Yield Securities Risk  o Initial Public Offerings
                                                                         ("IPOs") Risk
o Market Segment (SmallCap, MidCap,   o  MidCap Stock Risk           o Municipal Securities Risk
    LargeCap) Risk
o Non-Diversification Risk            o  Portfolio Duration Risk     o Prepayment Risk
o Real Estate Securities Risk         o  Sector Risk                 o Small Company Risk
o U.S. Government Securities          o  U.S. Government Sponsored   o Value Stock Risk
                                           Securities Risk

Each of the above risks is described in "Summary of Principal Risks."

The bar chart shows how the Portfolio's total return for Class A shares has varied year-by-year, while the table below shows performance of Class A, B and C shares over time (along with the returns of a broad-based market index for reference). This information may help provide an indication of the Portfolio's risks. Past performance does not indicate future results.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)1

             ---- ------ ---- ------- --- ------- --- ------- -- -------- -- -------- --- ------- ---- ------- --- ------ --- ------

  ANNUAL
  RETURN
       40%                                40.28%

        30                                                                                26.97%

        20                    18.82%

        10        8.65%                                                                                10.88%                 11.89%
                                                                                                                   6.24%
        0
             ---- ------ ---- ------- --- ------- ---         --          --          --- ------- ---- ------- --- ------ --- ------
             ---- ------ ---- ------- --- ------- ---         --          --          --- ------- ---- ------- --- ------ --- ------

                                                      -------    --------
                                                      -------    --------
       -10                                            -2.96%     -4.20%

                                                                             --------
                                                                             --------
                                                                             -15.70%
       -20

             ---- ------ ---- ------- --- ------- --- ------- -- -------- -- -------- --- ------- ---- ------- --- ------ --- ------
             ---- ------ ---- ------- --- ------- --- ------- -- -------- -- -------- --- ------- ---- ------- --- ------ --- ------
                  1997         1998        1999        2000       2001        2002         2003         2004       2005        2006

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 22.16% (for the quarter ended 12/31/99) and the lowest was -12.69% (for the quarter ended 9/30/02).

Average Annual Total Returns (%) (with Maximum Sales Charge)1
------------------------------------------------------------------------ -------------- --------------- ---------------


FOR PERIODS ENDED DECEMBER 31, 2006                                         1 YEAR         5 YEARS         10 YEARS
------------------------------------------------------------------------ -------------- --------------- ---------------
------------------------------------------------------------------------ -------------- --------------- ---------------
Class A Shares (Before Taxes)                                                5.74            5.92            8.42
   (After taxes on distributions)2                                           11.67           6.83            7.87
   (After taxes on distributions and sale of Portfolio shares)2              8.00            6.04            7.28
Class B Shares (Before Taxes)                                                6.05            5.99            8.34
Class C Shares (Before Taxes)                                                10.01           6.32            8.47
Lehman Brothers Aggregate Bond Index3                                        4.33            5.06            6.24
S&P 5003                                                                     15.79           6.19            8.42
80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index3                    13.50           6.12            8.21
Morningstar Moderate Allocation Category Average                             11.26           6.09            7.12

------------------------------------------------------------------------ -------------- --------------- ---------------

   1 The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.

   2 After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

   3 Index performance information reflects no deduction for fees, expenses or taxes.

Strategic Growth Portfolio

OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Portfolio operates as a fund of funds and invests principally in underlying Equity Funds and Fixed-Income Funds (including the underlying Money Market Fund).

The Portfolio generally invests at least 75% of its net assets in underlying Equity Funds.

The Portfolio may invest:
o up to 25% of its assets in each of the following underlying Fixed-Income Funds: Short-Term Income, High Yield II and Money Market Funds; and, subject to the limits in the prior paragraph,
o        up to 50% of its assets in each of the following underlying Equity
         Funds: Real Estate Securities, Equity Income I, Disciplined LargeCap Blend, West Coast Equity, MidCap Stock, LargeCap Growth, SmallCap Value, SmallCap Growth and Diversified International Funds.

The percentages above reflect the extent to which the Portfolio will normally invest in the particular market segment represented by each underlying fund, and the varying degrees of potential investment risk and reward represented by the Portfolio's investments in those market segments and their corresponding risks. However, the Portfolio may temporarily exceed the percentage limits for short periods, and Edge may alter the percentage ranges when it deems it appropriate to do so. The assets of the Portfolio will be allocated among the underlying funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets and the relative valuations of the underlying funds.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and derivatives.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph. These include:

o Active Trading Risk                 o  Derivatives Risk            o Emerging Market Risk
o Equity Securities Risk              o  Eurodollar and Yankee       o Exchange Rate Risk
                                           Obligations Risk
o Fixed-Income Securities Risk        o  Foreign Securities Risk     o Geographic Concentration
                                                                         Risk
o Growth Stock Risk                   o  High Yield Securities Risk  o Initial Public Offerings
                                                                         ("IPOs") Risk
o Market Segment (SmallCap, MidCap,   o  MidCap Stock Risk           o Municipal Securities Risk
    LargeCap) Risk
o Non-Diversification Risk            o  Portfolio Duration Risk     o Prepayment Risk
o Real Estate Securities Risk         o  Sector Risk                 o Small Company Risk
o U.S. Government Securities          o  U.S. Government Sponsored   o Value Stock Risk
                                           Securities Risk

Each of the above risks is described in "Summary of Principal Risks."

The bar chart shows how the Portfolio's total return for Class A shares has varied year-by-year, while the table below shows performance of Class A, B and C shares over time (along with the returns of a broad-based market index for reference). This information may help provide an indication of the Portfolio's risks. Past performance does not indicate future results.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)1

             ---- ------- --- ------- --- ------- --- ------- --- ------- -- --------- --- ------- --- ------- --- ------ --- ------
       50%                                44.48%
  ANNUAL
  RETURN

        40
                                                                                           31.27%
        30
                              22.63%
        20
                  12.38%                                                                               11.92%                 12.75%
        10                                                                                                         6.98%

        0
             ---- ------- --- ------- --- ------- ---         ---         --           --- ------- --- ------- --- ------ --- ------
             ---- ------- --- ------- --- ------- ---         ---         --           --- ------- --- ------- --- ------ --- ------

                                                      -------     -------
                                                      -------     -------
       -10                                            -4.43%      -6.69%

       -20
                                                                             -20.85%

             ---- ------- --- ------- --- ------- --- ------- --- ------- -- --------- --- ------- --- ------- --- ------ --- ------
             ---- ------- --- ------- --- ------- --- ------- --- ------- -- --------- --- ------- --- ------- --- ------ --- ------
                   1997        1998        1999        2000        2001        2002         2003        2004       2005        2006

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower. During the periods shown above, the highest quarterly return was 25.23% (for the quarter ended 12/31/99) and the lowest was -16.73% (for the quarter ended 9/30/01).

Average Annual Total Returns (%) (with Maximum Sales Charge)1
------------------------------------------------------------------------ -------------- --------------- ---------------


FOR PERIODS ENDED DECEMBER 31, 2006                                         1 YEAR         5 YEARS         10 YEARS
------------------------------------------------------------------------ -------------- --------------- ---------------
------------------------------------------------------------------------ -------------- --------------- ---------------
Class A Shares (Before Taxes)                                                6.53            5.80            8.94
   (After taxes on distributions)2                                           12.55           6.91            8.48
   (After taxes on distributions and sale of Portfolio shares)2              8.55            6.04            7.80
Class B Shares (Before Taxes)                                                6.90            5.86            8.89
Class C Shares (Before Taxes)                                                10.89           6.22            9.21
Lehman Brothers Aggregate Bond Index3                                        4.33            5.06            6.24
S&P 5003                                                                     15.79           6.19            8.42
Russell 3000(R) Index3                                                         15.72           7.17            8.64
Morningstar Large Blend Category Average                                     14.12           5.92            7.79

------------------------------------------------------------------------ -------------- --------------- ---------------

   1 The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio's performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio's expenses.

   2 After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

   3 Index performance information reflects no deduction for fees, expenses or taxes.

Money Market Fund

OBJECTIVE: The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS: The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Fund's sub-advisor, Principal Global Investors, LLC ("PGI"), believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
       o to take advantage of market variations;
       o to generate cash to cover sales of Fund shares by its shareholders; or
       o upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

o securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
o securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
o    bank obligations including:
o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
     o commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
o corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund have 397 days or less remaining to maturity;
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
o taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks of investing the Fund are:


o  Municipal Securities Risk     o  Eurodollar and Yankee Obligations Risk
o  Fixed-Income Securities Risk  o  U.S. Government Sponsored Securities Risk

Each of the above risks is described in "Summary of Principal Risks."

The bar chart shows how the Fund's total return for Class A shares has varied year-by-year, while the table below shows performance of Class A, B and C shares over time (along with the returns of a broad-based market index for reference). This information may help provide an indication of the Fund's risks. Past performance does not indicate future results.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)1


             ----- ------ ---- ------- ---- ------ ----- ------ ---- ------- ---- ------

  ANNUAL
  RETURN

       10%



        5                                                                         4.64%
                   3.45%
                               0.91%                                 2.56%
                                            0.23%        0.44%
        0
             ----- ------ ---- ------- ---- ------ ----- ------ ---- ------- ---- ------
             ----- ------ ---- ------- ---- ------ ----- ------ ---- ------- ---- ------



        -5

             ----- ------ ---- ------- ---- ------ ----- ------ ---- ------- ---- ------
             ----- ------ ---- ------- ---- ------ ----- ------ ---- ------- ---- ------
                   2001         2002        2003         2004         2005        2006

During the periods shown above, the highest quarterly return was 1.26% (for the quarter ended 3/31/01) and the lowest was 0.03% (for the quarter ended 6/30/04). Average Annual Total Returns (%) (with Maximum Sales Charge)1
----------------------------------------------------- ------------- ------------

                                                                       LIFE OF
FOR PERIODS ENDED DECEMBER 31, 2006        1 YEAR       5 YEARS         FUND
----------------------------------------------------- ------------- ------------
----------------------------------------------------- ------------- ------------

Class A Shares                              4.64          1.74          2.07
Class B Shares                             -0.65          0.95          1.73
Class C Shares                              2.33          0.78          1.13
Lehman Brothers U.S. Treasury Bellwethers   4.86          2.42          4.15
  3 Month Index2

----------------------------------------------------- ------------- ------------

1 Class A and B shares were first sold on July 1, 2005 and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold December 6, 2000.

2 Index performance information reflects no deduction for fees, expenses or taxes.

Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.

Summary of Principal Risks

There can be no assurance that any Portfolio will achieve its investment objective. A Portfolio's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Portfolios or the Money Market Fund. Each Portfolio's investments are concentrated in the underlying funds and, as a result, the Portfolio's performance is directly related to their performance.

Factors that may adversely affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. These risks can change over time because the types of investments made by the Portfolios and the underlying funds change over time. Some investments mentioned in this summary are described in greater detail under "Common Investment Practices." Additional information about the Portfolios and underlying funds, their investments, and the related risks is located under "Portfolio and Fund Investment Strategies and Risks."

Each Portfolio is subject to the particular risks of the underlying funds in the proportions in which the Portfolio invests in them. Each Portfolio's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Portfolio's overall price swings. However, the Portfolio's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions.

In addition to the risks associated with the Funds (as described below), as funds of funds, the Portfolios are subject to the following unique risks:

Conflicts of Interest Risk
The officers, directors, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

As of October 31, 2006, the Portfolios' assets were allocated as follows:

-------------------------------------- -------------------------------------------------------------------------------------------

                                                                 STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                       ---------------- ------------------- ------------------ ------------------ ----------------
                                                           Conservative                          Conservative
Underlying Fund                           Flexible           Balanced           Balanced            Growth           Strategic
                                           Income                                                                     Growth
-------------------------------------- ---------------- ------------------- ------------------ ------------------ ----------------
-------------------------------------- ----------------- ------------------ ------------------ ------------------ ----------------
REIT Fund                                    1.07%             2.19%              3.27%              4.33%              4.33%
Equity Income Fund                           4.59              9.15              12.18              16.13              17.09
Growth & Income Fund                         6.16              8.10              12.12              16.04              17.03
West Coast Equity Fund                       1.32              4.00               6.01               7.84               8.88
MidCap Stock Fund                            2.88              3.43               5.10               6.57               8.04
Growth Fund                                  7.35              9.93              15.87              19.66              23.02
SmallCap Value Fund                          1.13              1.23               2.05               2.82               3.03
SmallCap Growth Fund                         1.08              1.13               1.87               2.61               2.81
International Growth Fund                                      5.40               8.25              10.21              11.70
Short Term Income Fund                      11.72              5.56               0.94
U.S. Government Securities Fund             31.06             26.06              17.04               7.30
Securities Fund
Income Fund                                 24.76             17.72              10.26               3.88
High Yield Fund                              6.56              5.75               4.55               2.52               4.03
Other Assets                                 0.32              0.35               0.49               0.09               0.04
-------------------------------------- ----------------- ------------------ ------------------ ------------------ ----------------
-------------------------------------- ----------------- ------------------ ------------------ ------------------ ----------------
                Total                      100.00%           100.00%            100.00%            100.00%            100.00%
-------------------------------------- ----------------- ------------------ ------------------ ------------------ ----------------

As of October 31, 2006, each of the underlying funds was a series of WM Group of Funds ("WMA"). Each underlying fund has been combined into a series of Principal Investors Fund ("PIF") as follows:

         WMA Acquired Funds                 PIF Acquiring Funds
         ---------------------------        -------------------
         Equity Income Fund                 Equity Income Fund I
         Growth Fund                        LargeCap Growth Fund
         Growth & Income Fund               Disciplined LargeCap Blend Fund
         High Yield Fund                    High Yield Fund II
         Income Fund                        Income Fund
         International Growth Fund          Diversified International Fund
         Mid Cap Stock Fund                 MidCap Stock Fund
         Money Market Fund                  Money Market Fund
         REIT Fund                          Real Estate Securities Fund
         Short Term Income Fund             Short-Term Income Fund
         Small Cap Growth Fund              SmallCap Growth Fund
         Small Cap Value Fund               SmallCap Value Fund
         U.S. Government Securities Fund    Mortgage Securities Fund
         West Coast Equity Fund             West Coast Equity Fund

Payment in Kind Liquidity Risk
Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its Portfolio, instead of cash. In such cases, the Portfolios may hold Portfolio securities until Edge determines that it is appropriate to dispose of such securities.

As with any security, each of the securities in which the underlying funds invest has associated risks. The Portfolios are indirectly subject to these risks because they invest in the funds. Risks common to all of the underlying funds and, to the extent they make investments in securities other than Fund shares, the Portfolios include:

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement or the borrower of a Portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

Underlying Funds Risk
The Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell Portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of Portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the manager of the SAM Portfolios and each of the underlying Funds. Edge is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some of the underlying Funds. Principal, PGI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2006.

-------------------------------------- ----------------------------------------------------------------------------------------

                                                               STRATEGIC ASSET MANAGEMENT PORTFOLIOS1
                                       ------------- ------------------ ------------ ----------------- --------------
                                         Flexible      Conservative                    Conservative      Strategic
Underlying Fund                           Income         Balanced        Balanced         Growth          Growth       Total
-------------------------------------- ------------- ------------------ ------------ ----------------- -------------- ---------
-------------------------------------- ------------- ------------------ ------------ ----------------- -------------- ---------
REIT Fund                                   1.87%           2.85%           30.86%         33.33%          20.35%       89.26%
Equity Income Fund                          1.05            1.56            15.06          16.28           10.55        44.50
Growth & Income Fund                        2.29            2.25            24.33          26.28           17.08        72.23
West Coast Equity Fund                      0.59            1.33            14.44          15.36           10.65        42.37
MidCap Stock Fund                           2.53            2.25            24.25          25.50           19.09        73.62
Growth Fund                                 2.65            2.68            30.98          31.32           22.45        90.08
SmallCap Value Fund                         3.17            2.58            31.01          34.95           22.92        94.63
SmallCap Growth Fund                        2.40            1.87            22.60          25.72           16.91        69.50
International Growth Fund                                   2.85            31.54          31.83           22.33        88.55
Short Term Income Fund                     42.88           15.20            18.55                                       76.63
U.S. Government Securities Fund            15.77            9.88            46.79          16.36                        88.80
Securities Fund
Income Fund                                17.72            9.47            39.71          12.24                        79.14
High Yield Fund                             4.97            3.25            18.66           8.43            8.25        43.56
-------------------------------------- ------------- ------------------ ------------ ----------------- -------------- ---------

1 Each of the Strategic Asset Management Portfolios and each of the underlying funds in this table began operations on January 12, 2007. Each is a successor fund to a portfolio managed by WM Advisors prior to that date.

One or more of the SAM Portfolios intend to invest in the Diversified International, Disciplined LargeCap Blend, Equity Income I, LargeCap Growth, SmallCap Growth, and SmallCap Value Funds, and may acquire a significant percentage of the underlying funds' outstanding shares.

Additional risks that apply to certain of the Funds as identified in the description of each Fund under "Portfolio and Fund Investment Strategies and Risks" include:

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund's brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentrations Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings ("IPOs") Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
o MidCap: A fund's strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
o LargeCap: A fund's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
o SmallCap: A fund's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such funds' investments would likely decline.

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more a specific stock's poor performance is likely to affect the fund's performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
o may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
o may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
o    are subject to cash flow dependency and defaults by borrowers; and
o could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other
fixed-income  securities,  the  values  of U.S.   government
securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage
Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Fees and Expenses of the Portfolios and the Money Market Fund

This section describes the fees and expenses that you may pay if you invest in Class A, B or C shares of a Portfolio or the Money Market Fund. The Annual Portfolio Operating Expenses shown in the tables are estimated. The tables below describe the fees and expenses that you may pay if you invest in Class A, B or C shares. The examples on the following pages are intended to help you compare the cost of investing in the Portfolios and the Money Market Fund with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in the noted class of shares, that the Portfolio or Money Market Fund has a 5% return each year and that each Portfolio's and the Money Market Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.

--------------------------------------------------------------------------------------------------------
                                           Shareholder Fees
                               (fees paid directly from your investment)

                                                              Class A        Class B        Class C
---------------------------------------------------------- -------------- -------------- ---------------
---------------------------------------------------------- -------------- -------------- ---------------

Maximum sales charge imposed on purchases
(as a % of offering price)
     Conservative Balanced, Balanced, Conservative
     Growth and Strategic Growth Portfolios                   5.50%1          None            None
     Flexible Income Portfolio                                4.50%1          None            None
     Money Market Fund                                         None           None            None

Maximum Contingent Deferred Sales Charge (CDSC)               1.00%2         5.00%4          1.00%5
(as a % of dollars subject to charge)

Redemption or Exchange Fee
(as a % of amount redeemed/exchanged)
     Flexible Income, Conservative Balanced, Balanced,
     Conservative Growth and Strategic Growth Portfolios      1.00%3         1.00%3          1.00%3
     Money Market Fund                                         None           None            None
---------------------------------------------------------- -------------- -------------- ---------------

1 Sales charges are reduced or eliminated for purchases of $50,000 or more. For further information about sales charges, see "Choosing A Share Class."

2 A contingent deferred sales charge applies on certain redemptions made within 18 months following purchase of $1 million or more made without a sales charge. For further information about contingent deferred sales charges, see "Choosing A Share Class."

3 Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.

4 Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years. For further information about contingent deferred sales charges, see "Choosing A Share Class."

5 A contingent deferred sales charge applies on certain redemptions made within 12 months. For further information about contingent deferred sales charges, see "Choosing A Share Class."

-------------------------------- ---------------------------------------------------------------------------------------------------
                                                                  ANNUAL PORTFOLIO OPERATING EXPENSES
                                                                              (Estimated)
                                                             (Expenses that are deducted from Fund Assets)
                                                                                                         Acquired Fund
                                                                                                         ("Underlying    Total Annua
                                                                    Gross                    Net Fees       Fund")         Portfolio
                                 Management   12b-1     Other     Fees and      Expense         and        Fees and        Operating
Class A Shares                      Fees      Fees1    Expenses   Expenses   Reimbursement   Expenses      Expenses        Expenses
-------------------------------- ------------ ------- ----------- ---------- --------------- ---------- ---------------- -----------
-------------------------------- ------------ ------- ----------- ---------- --------------- ----------
Flexible Income Portfolio2          0.31%     0.25%     0.11%       0.67%        0.00%         0.67%         0.56%           1.23%
Conservative Balanced Portfolio3    0.31%     0.25%     0.12%       0.68%        0.00%         0.68          0.59%           1.27%
Balanced Portfolio4                 0.31%     0.25%     0.10%       0.66%        0.00%         0.66          0.62%           1.28%
Conservative Growth Portfolio5      0.31%     0.25%     0.11%       0.67%        0.00%         0.67          0.66%           1.33%
Strategic Growth Portfolio6         0.31%     0.25%     0.15%       0.71%        0.01%         0.70          0.68%           1.38%
Money Market Fund                   0.40%      N/A      0.13%7      0.53%         N/A          0.53%          N/A            0.53%
-------------------------------- ------------ ------- ----------- ---------- --------------- ---------- ---------------- -----------

-------------------------------- ------------------------------------------------------------------------------------------------
                                                               ANNUAL PORTFOLIO OPERATING EXPENSES
                                                                             (Estimated)
                                                            (Expenses that are deducted from Fund Assets)
                                                                                                        Acquired Fund
                                                                                                        ("Underlying    Total Annual
                                                                   Gross                    Net Fees       Fund")         Portfolio
                                  Management   12b-1    Other    Fees and      Expense         and        Fees and        Operating
Class B Shares                       Fees      Fees1   Expenses  Expenses   Reimbursement   Expenses      Expenses        Expenses
--------------------------------- ----------- -------- --------- ---------- --------------- ---------- ---------------- ------------
--------------------------------- ----------- -------- --------- ---------- --------------- ----------
Flexible Income Portfolio2           0.31%     1.00%    0.13%      1.44%        0.00%         1.44%         0.56%           2.00%
Conservative Balanced Portfolio3     0.31%     1.00%    0.14%      1.45%        0.00%         1.45%         0.59%           2.04%
Balanced Portfolio4                  0.31%     1.00%    0.12%      1.43%        0.00%         1.43%         0.62%           2.05%
Conservative Growth Portfolio5       0.31%     1.00%    0.13%      1.44%        0.00%         1.44%         0.66%           2.10%
Strategic Growth Portfolio6          0.31%     1.00%    0.17%      1.48%        0.01%         1.47%         0.68%           2.15%
Money Market Fund                    0.40%     1.00%8   0.86%7     2.26%        0.52%         1.74%9         N/A            1.74%
--------------------------------- ----------- -------- --------- ---------- --------------- ---------- ---------------- ------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                ANNUAL PORTFOLIO OPERATING EXPENSES
                                                                              (Estimated)
                                                             (Expenses that are deducted from Fund Assets)
                                                                                                         Acquired Fund
                                                                                                         ("Underlying   Total Annual
                                                                    Gross                    Net Fees       Fund")        Portfolio
                                  Management   12b-1    Other     Fees and      Expense         and        Fees and       Operating
Class C Shares                       Fees      Fees1   Expenses   Expenses   Reimbursement   Expenses      Expenses       Expenses
--------------------------------- ------------ ------ ----------- ---------- --------------- ---------- --------------- ------------
--------------------------------- ------------ ------ ----------- ---------- --------------- ----------
Flexible Income Portfolio2           0.31%     1.00%    0.12%       1.43%        0.00%         1.43%         0.56%          1.99%
Conservative Balanced Portfolio3     0.31%     1.00%    0.12%       1.43%        0.00%         1.43%         0.59%          2.02%
Balanced Portfolio4                  0.31%     1.00%    0.10%       1.41%        0.00%         1.41%         0.62%          2.03%
Conservative Growth Portfolio5       0.31%     1.00%    0.12%       1.43%        0.00%         1.43%         0.66%          2.09%
Strategic Growth Portfolio6          0.31%     1.00%    0.16%       1.47%        0.01%         1.46%         0.68%          2.14%
Money Market Fund                    0.40%     1.00%    0.59%       1.99%        0.20%        1.79%9          N/A           1.79%
--------------------------------- ------------ ------ ----------- ---------- --------------- ---------- --------------- ------------

1 12b-1 fees represent service fees that are paid to the Fund's Distributor. For further information about 12b-1 fees, see "Distribution Plan, Plan Recordkeeping/Administration Fees, and Additional Information Regarding Intermediary Compensation."
2 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.67% for Class A, 1.44% for Class B, and 1.43% for Class C shares.
3 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expense, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.68% for Class A, 1.45% for Class B, and 1.43% for Class C shares.
4 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B, and Class C shares on an annualized basis) not to exceed 0.66% for Class A, 1.43% for Class B, and 1.42% for Class C shares.
5 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B and Class C shares on an annualized basis) not to exceed 0.68% for Class A, 1.45% for Class B and 1.44% for Class C shares.
6 Principal has contractually agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, excluding expenses of the Underlying Funds, (expressed as a percent of average net assets attributable to Class A, Class B and Class C shares on an annualized basis) not to exceed 0.70% for Class A, 1.47% for Class B and 1.46% for Class C shares.
7 Expense information has been restated to reflect current fees. Certain other operating expenses have increased effective January 1, 2007.
8 Expense information has been restated to reflect current fees. The Fund's 12b-1 fees were increased effective January 16, 2007. 9 Principal has contractually agreed to limit the Fund's expenses attributable to Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2008. The expense limit will maintain a total level of operating expenses, expressed as a percent of average net assets on an annualized basis, not to exceed 1.74% for Class B shares and 1.79 % for Class C shares.

An affiliate of the Distributor (or the Distributor on such affiliate's behalf) may pay to intermediaries, with respect to shares of the SAM Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor.

Example
The examples below are intended to help you compare the cost of investing in the SAM Portfolios with the costs of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses, including the operating expenses of the underlying funds, remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

----------------------------------- ---------------------------------------------------------------------------------------------
                                                        EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A
                                                     $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND EITHER
                                                   (A) REDEMPTION AT THE END OF
EACH PERIOD OR (B) NO REDEMPTION

                                                          A                                              B
CLASS A SHARES                        1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------
Flexible Income Portfolio                 $570        $823     $1,095      $1,872        $570        $823     $1,095      $1,872

Conservative Balanced Portfolio            672         931      1,209       2,000         672         931      1,209       2,000

Balanced Portfolio                         673         934      1,214       2,010         673         934      1,214       2,010

Conservative Growth Portfolio              678         948      1,238       2,063         678         948      1,238       2,063

Strategic Growth Portfolio                 683         965      1,268       2,126         683         965      1,268       2,126

Money Market Fund                           54         170        296         665          54         170        296         665
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------

----------------------------------- ---------------------------------------------------------------------------------------------

                                                        EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A
                                                     $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND EITHER
                                                   (A) REDEMPTION AT THE END OF
EACH PERIOD OR (B) NO REDEMPTION

                                                          A                                              B
CLASS B SHARES                        1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------

Flexible Income Portfolio                 $703      $1,027     $1,278      $2,129        $203        $627     $1,078      $2,129

Conservative Balanced Portfolio            707       1,040      1,298       2,171         207         640      1,098       2,171

Balanced Portfolio                         708       1,043      1,303       2,182         208         643      1,103       2,182

Conservative Growth Portfolio              713       1,058      1,329       2,234         213         658      1,129       2,234

Strategic Growth Portfolio                 718       1,075      1,358       2,297         218         675      1,158       2,297

Money Market Fund                          677       1,048      1,355       2,106         177         648      1,155       2,106
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------

----------------------------------- ---------------------------------------------------------------------------------------------

                                                        EXAMPLES: YOU WOULD PAY THE FOLLOWING EXPENSES ON A
                                                     $10,000 INVESTMENT ASSUMING A 5% ANNUAL RETURN AND EITHER
                                                   (A) REDEMPTION AT THE END OF
EACH PERIOD OR (B) NO REDEMPTION

                                                          A                                              B
CLASS C SHARES                        1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS    10 YEARS
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------

Flexible Income Portfolio                 $302        $624     $1,073      $2,317        $202        $624     $1,073      $2,317

Conservative Balanced Portfolio            305         634      1,088       2,348         205         634      1,088       2,348

Balanced Portfolio                         306         637      1,093       2,358         206         637      1,093       2,358

Conservative Growth Portfolio              312         655      1,124       2,421         212         655      1,124       2,421

Strategic Growth Portfolio                 317         672      1,153       2,482         217         672      1,153       2,482

Money Market Fund                          282         602      1,051       2,298         182         602      1,051       2,298
----------------------------------- ----------- ----------- ---------- ----------- ----------- ----------- ---------- -----------

Portfolio and Fund Investment Strategies and Risks

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and the Funds in which the Portfolios may invest. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. Risks are described in greater detail under "Summary of Principal Risks." The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the Statement of Additional Information ("SAI"). Except for policies explicitly identified as "fundamental" in this prospectus or the SAI, the investment objectives and investment policies set forth in this prospectus and the SAI are not fundamental and may be changed at any time without shareholder approval. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities may not be required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge's outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:
o    short-term  securities  issued  by  the  U.S.  government,   its  agencies,
     instrumentalities, authorities, or political subdivisions;
o other short-term fixed-income securities rated A or higher by Moody's Investors Services, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's ("S&P") or, if unrated, of comparable quality in the opinion of Edge;
o    commercial paper, including master notes;
o bank obligations, including negotiable certificates of deposit, time deposits, and bankers' acceptances; and
o    repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio's total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

EQUITY FUNDS

REAL ESTATE SECURITIES FUND. Among the principal risks of investing in the Real Estate Securities Fund are: equity securities risk, foreign securities risk, sector risk, real estate securities risk, small company risk, exchange rate risk, derivatives risk, active trading risk, prepayment risk and non-diversification risk.

Under normal market conditions, the Real Estate Securities Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
o Equity REITs, which primarily own property and generate revenue from rental income;
o    Mortgage REITs, which invest in real estate mortgages; and
o Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

In selecting securities for the Fund, the Fund's Sub-Advisor, Principal Real Estate Investors, LLC, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

EQUITY INCOME FUND I. Among the principal risks of investing in the Equity Income Fund I are: equity securities risk, fixed-income securities risk, real estate securities risk, high yield securities risk, foreign securities risk, U.S. government securities risk, value stock risk, exchange rate risk, derivatives risk, U.S. government sponsored securities risk, and prepayment risk.

The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").

In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than Edge believes they are worth.

DISCIPLINED LARGECAP BLEND FUND. Among the principal risks of investing in the Disciplined LargeCap Blend Fund are: equity securities risk, value stock risk, growth stock risk, market segment (large cap) risk, and active trading risk.

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's ("S&P") 500 Index (as of December 31, 2006 this range was between approximately $1.4 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. PGI's investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

PlaceNameplaceWEST PlaceTypeCOAST EQUITY FUND. Among the principal risks of investing in the West Coast Equity Fund are: equity securities risk, geographic concentration risk, real estate securities risk, foreign securities risk, exchange rate risk, small company risk, high yield securities risk, prepayment risk, and midcap stock risk.

Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

MIDCAP STOCK FUND. Among the principal risks of investing in the MidCap Stock Fund are: equity securities risk, fixed-income securities risk, real estate securities risk, small company risk, foreign securities risk, market segment (mid cap) risk, exchange rate risk, derivatives risk, midcap stock risk, high yield securities risk, prepayment risk, and U.S. government securities risk.

The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2006 ranged between approximately $522 million and $10.6 billion at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may also invest in money market instruments for temporary or defensive purposes.

The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

LARGECAP GROWTH FUND. Among the principal risks of investing in the LargeCap Growth Fund are: equity securities risk, growth stock risk, foreign securities risk, exchange rate risk, derivatives risk, market segment (large cap) risk, active trading risk, and initial public offerings risk.

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000(R) Growth Index (as of December 31, 2006 this range was between approximately $1.2 billion and $446.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

Columbus Circle Investors ("CCI"), the Sub-Advisor, uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI's team of investment professionals selects companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

SMALLCAP VALUE FUND. Among the principal risks of investing in the SmallCap Value Fund are: equity securities risk, market segment (small cap) risk, foreign securities risk, exchange rate risk, value stock risk, small company risk, derivatives risk, active trading risk, and initial public offerings risk.

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2006, this range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

SMALLCAP GROWTH FUND. Among the principal risks of investing in the SmallCap Growth Fund are: equity securities risk, market segment (small cap) risk, foreign securities risk, exchange rate risk, growth stock risk, small company risk, derivatives risk, emerging market risk, initial public offerings ("IPOs") risk and active trading risk.

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2006, the range was between approximately $39 million and $3.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

DIVERSIFIED INTERNATIONAL FUND. Among the principal risks of investing in the Diversified International Fund are: equity securities risk, foreign securities risk, market segment (smallcap) risk, exchange rate risk, derivatives risk, small company risk, and active trading risk.

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

FIXED-INCOME FUNDS

SHORT-TERM INCOME FUND. Among the principal risks of investing in the Short-Term Income Fund are: fixed-income securities risk, U.S. government securities risk, portfolio duration risk, U.S. government sponsored securities risk, real estate securities risk, prepayment risk, foreign securities risk, exchange rate risk and derivatives risk.

The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSRO") or, in the opinion of Edge, are of comparable quality ("investment-grade"). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund's investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

MORTGAGE SECURITIES FUND. Among the principal risks of investing in the Mortgage Securities Fund are: U.S. government securities risk, U.S. government sponsored securities risk, prepayment risk, derivatives risk, fixed-income securities risk, and portfolio duration risk.

The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

INCOME FUND. Among the principal risks of investing in the Income Fund are: fixed-income securities risk, real estate securities risk, foreign securities risk, U.S. government securities risk, U.S. government sponsored securities risk, exchange rate risk, derivatives risk, high yield securities risk, and portfolio duration risk.

Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds"). The Fund may also invest in convertible securities and REIT securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund may use futures, options, swaps and the derivative instruments to "hedge" or protect its portfolio from adverse movements insecurities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

HIGH YIELD FUND II. Among the principal risks of investing in the High Yield Fund II are: fixed-income securities risk, high yield securities risk, equity securities risk, real estate securities risk, foreign securities risk, derivatives risk, exchange rate risk, small company risk, portfolio duration risk, and emerging market risk.

The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called "junk bonds"), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody's or of equivalent quality as determined by Edge. The remainder of the Fund's assets may be invested in any other securities Edge believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options.

Common Investment Practices

The next several pages contain more detailed information about the types of securities in which the Portfolios and Funds may invest and the strategies that may be employed in pursuit of that Portfolio's or Fund's investment objective. This section also includes a summary of risks and restrictions associated with these securities and investment practices. For more information, please see the Statement of Additional Information ("SAI").

The information in this section does not directly apply to the Strategic Asset Management (SAM) Portfolios, except to the extent the SAM Portfolios invest in securities other than the Underlying Funds. The SAI contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty's collateral invested by the Fund declines in value as a result of investment losses.

Reverse Repurchase Agreements
A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Bond & Mortgage Securities, Equity Income I, Income, High Yield II, Inflation Protection, MidCap Stock, Short-Term Bond, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Municipal Obligations, Leases, and AMT-Subject Bonds
The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

The California Insured Intermediate Municipal Fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as "REITs." In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings ("IPOs")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
o    the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International and International Emerging Markets Funds may each invest Fund assets in securities of foreign companies. The other Funds (except California Insured Intermediate Municipal, California Municipal, Government & High Quality Bond, Mortgage Securities, Tax-Exempt Bond and Tax-Exempt Bond I) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S. and
o companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political, and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Geographic Concentration
Funds, such as the West Coast Equity Fund, that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Small and Medium Capitalization Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. The Disciplined LargeCap Blend and LargeCap Growth Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international fund invests in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Fund of Funds
The performance and risks of each SAM Portfolio directly corresponds to the performance and risks of the underlying funds in which the Portfolio invests. By investing in many underlying funds, the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a SAM Portfolio allocates to stock funds, the greater the expected risk.

Each SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in "Summary of Principal Risks."

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.

Investing in the Portfolios and the Money Market Fund

Shares of the Portfolios and the Money Market Fund are generally purchased through persons employed by or affiliated with broker/dealer firms ("Investment Representatives"). Investment Representatives may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Principal Investors Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms. An application is included with this prospectus. A different application is needed for a Principal Investors Fund IRA, Coverdell Education Savings Account, 403(b), HSA, SEP, SIMPLE, SAR-SEP or certain employee benefit plans. These applications are available on www.PrincipalFunds.com.

An investment in the Principal Investors Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. We also offer a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment that are appropriate for them. The Principal Investors Fund reserves the right to refuse any order for the purchase of shares, including those by exchange.

Making an Investment
Principal Investors Fund has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; Principal Investors Fund asset allocation programs; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment. Payment for shares of the Funds purchased is generally made via personal check, cashiers check or money order. We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account. A ten calendar day hold will be placed on the check.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value ("NAV"). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan. Contact the Fund at the telephone number included on your Fund statements to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent's bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.

Choosing a Share Class

Your Investment Representative will help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Your Investment Representative can also help you choose the share class that is appropriate for you. Investment Representatives may receive different compensation depending upon which class of shares are purchased. The sales charge for Class A shares may be reduced or eliminated for certain purchases or for purchases of sufficient size, including the Fund's rights of accumulation and statement of intention programs. Your Investment Representative can explain each of these arrangements to you and help you determine whether your investment qualifies for a reduced sales charge.

This prospectus offers three share classes: Class A, Class B, and Class C. Class B shares and Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund's Class B shares, nor to new participants in any such plans that invest in the Fund's Class B shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund. Highlights of each Fund's share classes and information regarding sales charges and dealer reallowances are provided below.

Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
o    the dollar amount you are investing,
o    the amount of time you plan to hold the investment, and
o any plans to make additional investments in the Principal Investors Fund. Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you.

Fund and share class selections must be made at the time of purchase. The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described below under "Purchase at a Reduced Initial Sales Charge"), are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares in Principal Investors Fund. If you are making an initial purchase of Principal Investors Fund of $100,000 or more and have selected Class B shares, or $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class B share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $100,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

  CLASS A SHARES

Initial Sales Charge
o You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
o    If you invest  $50,000 or more  ($250,000  or more for the Ultra Short Bond
     Fund), the sales charge is reduced.
o You might be eligible for a reduced sales charge. See "Sales Charge Waiver or Reduction (Class A shares)."
o Sales charges might be reduced under the Rights of Accumulation or Statement of Intention, as described below.

Sales Charge Waiver or Reduction (Class A shares)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you must let your Investment Representative or the Fund know at the time you purchase shares that you qualify for such a reduction. If you do not let your Investment Representative or the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

     Purchase Without an Initial Sales Charge (Class A shares)

o No initial sales charge will apply to purchases of $1 million or more, although a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months after purchase.

o No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption.

o No initial sales charge will apply to purchases of Class A shares by the following individuals, groups and/or entities. A Fund's Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
     o by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
     o    by the Premier Credit Union;
     o    by non-ERISA clients of Principal Global Investors LLC;
     o by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
     o through a "wrap account" offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
     o to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
     o by accounts established as a result of the conversion of Class R shares of the Fund;
     o by any investor who buys Class A Shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;
     o by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;
     o by current or former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;
     o by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sale charge of a predecessor fund prior to the date the successor fund commenced operations;
     o by individuals who were eligible to purchase shares without payment of a sale charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
     o by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee; and
     o to qualified retirement plans where the plan's R-1 or R-2 share investments were redesignated A share investments; and
     o to qualified retirement plans where the plan's investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000.

     Purchase at a Reduced Initial Sales Charge (Class A Shares)
1) Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together "a Qualified Purchaser") will be combined along with the value of existing Class A, B, C and J shares of Principal Investors Fund owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Investors Fund shares. If the total amount being invested in the Principal Investors Fund is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2) Statement of Intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3) The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts.

4) Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan ("Employer Sponsored Plan") established prior to March 1, 2002 with Principal Management Corporation as the Funds' transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before May 31, 2007.

Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms ("dealers") for selling Class A shares. For more information regarding compensation paid to dealers, see "Distribution Plan and Additional Information Regarding Intermediary Compensation."

There is no sales charge on purchases of Class A shares of the Money Market Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                              Class A Sales Charges

---------------------------------------------------------------------------------------------------------
                                     SAM Flexible Income Portfolio1
---------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------- ----------------------------
                                              Sales Charge as % of:
-------------------------------------- ------------------------------------- ----------------------------
-------------------------------------- ---------------- -------------------- ----------------------------
         Amount of Purchase            Offering Price     Amount Invested     Dealer Allowance as % of
                                                                                   Offering Price
-------------------------------------- ---------------- -------------------- ----------------------------
-------------------------------------- ---------------- -------------------- ----------------------------
Less than $50,000                           4.50%              4.71%                    4.00%
-------------------------------------- ---------------- -------------------- ----------------------------
-------------------------------------- ---------------- -------------------- ----------------------------
$50,000 but less than $100,000              4.00%              4.17%                    3.50%
-------------------------------------- ---------------- -------------------- ----------------------------
-------------------------------------- ---------------- -------------------- ----------------------------
$100,000 but less than $250,000             3.50%              3.63%                    3.00%
-------------------------------------- ---------------- -------------------- ----------------------------
-------------------------------------- ---------------- -------------------- ----------------------------
$250,000 but less than $500,000             2.50%              2.56%                    2.00%
-------------------------------------- ---------------- -------------------- ----------------------------
-------------------------------------- ---------------- -------------------- ----------------------------
$500,000 but less than $1,000,000           2.00%              2.04%                    1.75%
-------------------------------------- ---------------- -------------------- ----------------------------
-------------------------------------- ---------------- -------------------- ----------------------------
$1,000,000 or more                          0.00%              0.00%                   0.00%*
-------------------------------------- ---------------- -------------------- ----------------------------



----------------------------------------------------------------------------------------------
                       All other Portfolios (except Money Market Fund)
----------------------------------------------------------------------------------------------
---------------------------------- --------------------------------- -------------------------
                                        Sales Charge as % of:
---------------------------------- --------------------------------- -------------------------
---------------------------------- --------------- ----------------- -------------------------
       Amount of Purchase          Offering Price  Amount Invested    Dealer Allowance as %
                                                                                of
                                                                          Offering Price
---------------------------------- --------------- ----------------- -------------------------
---------------------------------- --------------- ----------------- -------------------------
Less than $50,000                      5.50%            5.82%                 4.75%
---------------------------------- --------------- ----------------- -------------------------
---------------------------------- --------------- ----------------- -------------------------
$50,000 but less than $100,000         4.75%            4.99%                 4.00%
---------------------------------- --------------- ----------------- -------------------------
---------------------------------- --------------- ----------------- -------------------------
$100,000 but less than $250,000        3.75%            3.90%                 3.00%
---------------------------------- --------------- ----------------- -------------------------
---------------------------------- --------------- ----------------- -------------------------
$250,000 but less than $500,000        3.00%            3.09%                 2.50%
---------------------------------- --------------- ----------------- -------------------------
---------------------------------- --------------- ----------------- -------------------------
$500,000 but less than $1,000,000      2.00%            2.04%                 1.75%
---------------------------------- --------------- ----------------- -------------------------
---------------------------------- --------------- ----------------- -------------------------
$1,000,000 or more                     0.00%            0.00%                 0.00%*
---------------------------------- --------------- ----------------- -------------------------

         1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

         * The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

Contingent Deferred Sales Charge ("CDSC") on Class A Shares.

Class A shares purchased in amounts of $1 million or more (other than shares of the Money Market Fund) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under "CDSC Calculation and Waivers."

  CLASS B SHARES

Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/ or a Statement of Intention, to purchase Class A shares. Class B shares of the Money Market Fund may be purchased only by exchange from Class B shares of the Principal Investors Fund funds and by reinvestment of distributions on Class B shares.

The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under "Purchase at a Reduced Initial Sales Charge"), are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares in the Principal Investors Fund. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder's existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund's Class B shares, nor to new participants in any such plans that invest in the Fund's Class B shares.

The offering price for Class B shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).
o Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.
o There is no CDSC on redemptions of Class B shares held for 5 full years or longer.
o Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.
o After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.
Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Contingent Deferred Sales Charge ("CDSC") on Class B Shares. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

A CDSC may be applied to Class B shares of all Funds according to the following schedule:

                  YEAR OF REDEMPTION         CONTINGENT DEFERRED
                    AFTER PURCHASE              SALES CHARGE1
                    --------------              -------------
                First                                5.00%
                Second                               5.00%
                Third                                4.00%
                Fourth                               3.00%
                Fifth                                2.00%
                Sixth and following                  0.00%

          1 Shares purchased on or before January 16, 2007 may be subject to different CDSC schedules as described in the SAI.

  CLASS C SHARES

Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/ or Statement of Intention, to purchase Class A shares. Class C shares of the Money Market Fund may be purchased only by exchange from Class C shares of other Principal Investors Fund funds and by reinvestment of distributions made on Class C shares.

The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder's existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.

The offering price for Class C shares is the NAV next calculated after receipt of an investor's order in proper form by the Fund or its servicing agent, with no initial sales charge.
o A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
o Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

Within 60 days of a redemption of Class C shares, the proceeds may be used to repurchase Class C shares. Shares purchased by reinvestment are not subject to the twelve month CDSC. If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.

The Distributor currently pays authorized dealers commissions of up to 1.00% of the price of Class C shares sold by them.

Contingent Deferred Sales Charge ("CDSC") on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under "CDSC Calculation and Waivers."

CDSC CALCULATION AND WAIVERS

The CDSC, if any, is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if the newly acquired shares are subject to the CDSC when they are sold.

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a periodic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the periodic withdrawal plan is established.

The CDSC is waived on shares which are sold:

o within 90 days after an account is re-registered due to a shareholder's death;
o due to the shareholder's disability, as defined in the Internal Revenue Code provided the shares were purchased prior to the disability;
o from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
o    to pay surrender charges;
o    to pay retirement plan fees;
o    involuntarily from small balance accounts;
o from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Internal Revenue Code; or
o from retirement plans to satisfy excess contribution rules under the Internal Revenue Code.
The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.

NOTE: To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

HOW TO REDEEM (SELL) SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Unless shares are purchased with wired funds, you may sell shares on the later of 10 calendar days after purchase or when your check clears your bank. A sell order from one owner is binding on all joint owners.
     * a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
o    lump sum of the entire interest in the account,
o    partial interest in the account, or
o periodic payments of either a fixed amount or an amount based on certain life expectancy calculations. Tax penalties may apply to distributions before the participant reaches age 591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o payable to all owners on the account (as shown in the account registration) and
o mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
o    when an owner has died
o    for certain employee benefit plans; or
o    owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Investors Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Investors Fund Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail

o Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to the address provided on your account statement. Specify the Funds and account number.
o    Specify the number of shares or the dollar amount to be sold.
o    A Medallion Signature Guarantee* will be required if the:
     o    sell order is for more than $100,000;
     o    check is being sent to an address other than the account address;
     o    account address has been changed within 30 days of the sell order; or
     o check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
         * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone
o The request may be made by a shareholder or by the shareholder's Investment Representative.
o The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
o The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central
     Time).
o Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, corporate accounts, and certain employer sponsored benefit plans.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.

Sell shares by checkwriting (Class A shares of Money Market Fund only)
o Checkwriting must be elected on initial application or by written request to Principal Investors Fund. Such election continues in effect until the Fund receives written notice revoking or changing the election.
o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
o Checks must be written for at least $250. The Fund reserves the right to increase the minimum check amount.
o The rules of the bank on which the checks are drawn concerning checking accounts apply.
o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by the bank).
o    Checkwriting is only available for non-qualified accounts.
o Neither the Fund, the bank nor Principal shall incur any liability for honoring the checks, selling shares to pay checks, or for returning checks unpaid.
o Checkwriting may be converted to a point-of-purchase debit from your account. This only applies if such service is available at the business with which you are doing business.

Periodic withdrawal plans
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
o sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
o pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).
o    You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application, or
o    sending us your written instructions, or
o calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
o    Your periodic withdrawal plan continues until:
o    you instruct us to stop or
o    your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account.

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the "Frequent Purchases and Redemption" section.

HOW TO EXCHANGE SHARES AMONG FUNDS

Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Investors Fund (except Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:

o    Class A shares of other Funds.
     o If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
     o If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
o    Class B or Class C shares of other Funds - subject to the applicable CDSC.

You may exchange shares by:
o    sending  a  written  request  to  the  address  provided  on  your  account statement,
o    completing    an    Exchange     Authorization     Form    (available    on
     www.PrincipalFunds.com),
o    via the Internet at www.PrincipalFunds.com, or
o    calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing the Automatic Exchange Election section of the application,
o calling us if telephone privileges apply to the account from which the exchange is to be made, or
o    sending us your written instructions.

Your automatic exchange continues until:
o you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
o    your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership,
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
o a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in "Frequent Purchases and Redemptions." If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:
o    Disrupt the management of the Funds by:
     o forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
     o    causing unplanned portfolio turnover;
o    Hurt the portfolio performance of the Funds; and
o    Increase expenses of the Funds due to:
     o    increased broker-dealer commissions and
     o    increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Periodic Withdrawal Plan through an Automatic Exchange Election or a Periodic Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
o    Increasing the excessive trading fee to 2%,
o Increasing the excessive trading fee period from 30 days to as much as 90 days,
o Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
o Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
o    Limit exchange  requests to be in writing and submitted  through the United
     States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
o    Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

DISCLOSURE OF PORTFOLIO HOLDINGS.
The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund's holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund's portfolio will be published on the website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds' policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds' Statement of Additional Information.

Distribution  Plan,  Plan  Recordkeeping/Administration   Fees,  and  Additional
Information Regarding Intermediary Compensation

Each of the Portfolios has adopted a 12b-1 Plan for the Class A (except the PIF Money Market Fund), Class B and Class C shares of the Portfolio. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above share classes of the Funds are set forth below:

                                       Maximum Annualized
                   Share Class           Rule 12b-1 Fee
                Class A1                     0.25%
                Class B                      1.00%
                Class C                      1.00%

1    Class A shares of the Money Market Fund are not subject to Rule 12b-1 fees.

Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record. Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class B and C shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders and preparing and conducting sales seminars.

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds' shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Commissions, Finders' Fees and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may pay these financial intermediaries a finders' fee of up to 1.00% on purchases of $1,000,000 or more. The Distributor may pay financial intermediaries a fee of up to 1.00% on initial investments of $500,000 or more by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges. See "Choosing a Share Class" for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class A shares.

The Distributor may pay authorized dealers a one-time finder's fee on initial investments in Principal Fund Class A shares in excess of $500,000 by employer-sponsored retirement or benefit plans in omnibus accounts, generally in accordance with the following schedule: 0.50% on purchases between $500,000 and $3 million, 0.35% on amounts over $3 million but less than $5 million, 0.20% on amounts over $5 million but less than $7 million, 0.15% on amounts over $7 million but less than $10 million, and 0.00% on amounts in excess of $10 million. The Distributor must be notified generally within 90 days of the initial transfer/purchase to qualify for a finder's fee.

In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year's sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, transactions ("ticket") charges and general marketing expenses.

In connection with the purchase by Principal Management Corporation ("Principal") of WM Advisors, Inc. ("WM Advisors"), the investment advisor to the WM Funds, and WM Advisors' two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"), New American Capital, Inc. and its parent company Washington Mutual, Inc. ("WaMu") have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the "Principal Products") sold through WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WM Financial Services, Inc. (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Principal also offers revenue sharing payments related to SAM Portfolio shares purchased prior to March 1, 2006, referred to as "Advisor Paid Fees," to all financial intermediaries with active selling agreements with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to 0.50% of the average net assets of Class A and Class B shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.25% of the average net assets of Class C shares purchased prior to March 1, 2006, of the Portfolios serviced by such intermediaries. These payments are made from Principal's profits and may be passed on to your Investment Representative at the discretion of his or her financial intermediary firm. These payments may have created an incentive for the financial intermediaries and/or Investment Representatives to recommend or offer shares of the Portfolios over other investment alternatives.

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments and the reimbursement of cost associated with education, training and marketing efforts; conferences; ticket charges; and other general marketing expenses) include:

Advantage Capital Corporation                          Mutual Service Corporation
A.G. Edwards & Sons, Inc.                              National Financial Services Corp.
AIG Financial Advisors, Inc.                           National Investors Corporation
American General Securities, Inc.                      Oppenheimer & Co., Inc.
American Portfolios Financial Services, Inc.           Pacific Select Distributors, Inc.
Ameriprise Financial Services Corp.                    Pershing
Associated Financial Group                             ProEquities, Inc.
Charles Schwab & Co., Inc.                             Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.                         Prudential Investment Management Services, LLC
Commonwealth Financial Network                         Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC                       Raymond James Financial Services, Inc.
FFP Securities, Inc.                                   RBC Dain Rauscher, Inc.
FSC Securities Corporation                             Robert W. Baird & Company, Inc.
G.A. Repple & Company                                  Royal Alliance Associates, Inc.
H. Beck, Inc.                                          Scottrade, Inc.
Investacorp, Inc.                                      Securities America, Inc.
Investment Advisors & Consultants, Inc.                Southwest Securities, Inc.
Janney Montgomery Scott, LLC                           Triad Advisors, Inc.
Jefferson Pilot Securities Corporation                 UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.                       United Planners' Financial Services of
                                                         America
Linsco/Private Ledger Corp.                            Wachovia Securities, LLC
McDonald Investments, Inc.                             WM Financial Services, Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.             Waterstone Financial Group, Inc.
Morgan Stanley DW, Inc.

To obtain a current list of such firms, call 1-800-222-5852.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund's Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

Transfer Agency and Retirement Plan Services. Principal or its subsidiary acts as the transfer agent for the Funds. As such, each registers the transfer, issuance and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Other Policies and Practices of the Principal Investors Fund

DIVIDENDS AND DISTRIBUTIONS

The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

o The SAM Flexible Income Portfolio, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, and SAM Conservative Growth Portfolio pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September and December.
o The SAM Strategic Growth Portfolio pays its net investment income on an annual basis. The payment date is the last business day of the year.
o The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gain distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be paid in cash if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

NOTES:
o A Fund's payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
o Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
o For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Signature Guarantee
Certain transactions require a Medallion Signature Guarantee, unless specifically waived by the Fund's transfer agent. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm which participates in a Medallion program recognized by the Securities Transfer Association. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 (in the aggregate) from the Funds;
o    if  a  sales   proceeds   check  is  payable  to  other  than  the  account
     shareholder(s), Principal Life, or Principal Bank;
o    to change ownership of an account;
o    to add wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o    to exchange or transfer among accounts with different ownership; and
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries ("sub-designees") to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next public offering price it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Statements
You will receive quarterly statements for the Funds you own. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell, or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other important information.

Certain purchases and sales are only included on your quarterly statement. These include accounts:
o    when the only activity during the quarter:
     o    is purchase of shares from reinvested dividends and/or capital gains,
     o    are purchases under an Automatic Investment Plan,
     o    are sales under a periodic withdrawal plan,
     o    are purchases or sales under an automatic exchange election, or
     o    conversion of Class B shares into Class A shares;
o    used to fund certain individual retirement or individual pension plans; or
o    established under a payroll deduction plan.

If you need information about your account(s) at other times, you may call us using the telephone number included on your account statement or access your account on the internet.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of $1,000 or less. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:
o may be given by calling us at the telephone number provided on your account statement between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;
o may be given by accessing our website (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don't have a user name or password, you may obtain one at our website). Note: only certain transactions are available on-line.
o must be received in good order at our transaction processing center, in their entirety, by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day of your request;
o are effective the next business day if not received until after the close of the NYSE; and
o may be given to your Investment Representative who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds' transfer agent; they may not be granted investment discretion).

NOTE: Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Principal Investors Fund, Inc. through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Principal Investors Fund, Inc. at the telephone number provided on your account statement. You may notify the Principal Investors Fund, Inc. in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Transactions through Financial Institutions/Professionals
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

Financial Statements
Shareholders will receive an annual financial report for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. They will also receive a semiannual financial report that is unaudited.

Tax Considerations

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax adviser to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid "back-up" withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund's use of derivatives will also affect the amount, timing and character of the Fund's distributions.

The information contained in this prospectus is not a complete description of the federal, state, local or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

How Net Asset Value Is Determined

Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the NYSE is open and
o    prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the classes of the Fund
o    subtracting the liability of each class
o    dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

o If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.
o A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to "fair value" some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund's NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

     The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Management of the Portfolios

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal serves as the manager for the Portfolios and the Money Market Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

PORTFOLIO SUB-ADVISORS
The Portfolios are sub-advised by Edge. Edge is an affiliate of Principal and a member of the Principal Financial Group. Edge is located at addressStreet1201 Third Avenue, 8th Floor, Seattle, Washington 98101. WM
Advisors has been in the business of investment management since 1944. Its responsibilities include formulating each Portfolio's investment policies (subject to the terms of the relevant prospectus), analyzing economic trends, and monitoring each Portfolio's investment performance.

The SAI provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio managers, and the Portfolio managers' ownership of Portfolio shares.

Michael D. Meighan, CFA. Mr. Meighan, Vice President and Senior Portfolio Manager of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product

Randall L. Yoakum, CFA. Mr. Yoakum, Senior Vice President and Chief Investment Strategist of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

MONEY MARKET FUND SUB-ADVISORS
The Money Market Fund is sub-advised by Principal Global Investors, LLC ("PGI"). PGI is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal and a member of the Principal Financial Group. PGI manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is addressStreet801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for the Money Market Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the placePlaceTypeUniversity of PlaceNameNorthern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from PlaceNameDePaul PlaceTypeUniversity and her Bachelor's degree in Economics from placePlaceNameNorthwestern PlaceTypeUniversity.

Duties of the Manager and Sub-Advisor
Principal or Sub-Advisor provides the Directors of the Principal Investors Fund, Inc. with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Management Fees

Fees Paid to Principal
The Fund pays Principal a fee by the Fund for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2006 was:

                                   Management
        Portfolio/Fund                Fee
        --------------                ---
SAM Balanced                          N/A*
SAM Conservative Balanced             N/A*
SAM Conservative Growth               N/A*
SAM Flexible Income                   N/A*
SAM Strategic Growth                  N/A*
Money Market                         0.40%

              * Each of the SAM Portfolios pays a fee to Principal (as a percentage of the average daily net assets) as shown in the table below:

------------------------------------------- --------------------

                                               FEE PAID AS A
                                                PERCENTAGE
                                             OF AVERAGE DAILY
ASSETS                                         NET ASSETS**
------------------------------------------- --------------------
------------------------------------------- --------------------
First $500 million                                 0.55%
Next $500 million                                  0.50%
Next $1 billion                                    0.45%
Next $1billion                                     0.40%
Next $1 billion                                    0.35%
Next $1 billion                                    0.30%
Over $5 billion                                    0.25%
------------------------------------------- --------------------

              ** Breakpoints based on aggregate SAM net portfolio assets.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2006 and in the annual report to shareholders for the fiscal year ended October 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may:
o        hire one or more Sub-Advisors;
o        change Sub-Advisors; and
o        reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

None of the Funds described in this prospectus intend to rely on the order.

Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Portfolios and the Money Market Fund for the periods shown. Certain information reflects results for single share of a Portfolio or the Money Market Fund. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Portfolio or Fund (assuming reinvestment of all distributions).

The information for the Portfolios has been derived from the financial statements for their predecessor funds. The financial statements for the predecessor funds were audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each predecessor fund's financial statements, is included in the predecessor funds' Annual Report to Shareholders for the fiscal year ended October 31, 2006, which is available upon request, and incorporated by reference into the SAI.

The information for the Money Market Fund has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Money Market Fund's financial statements, is included in Principal Investors Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2006, which is available upon request, and incorporated by reference into the SAI. To receive a copy of the latest annual or semiannual report for the Fund or the Predecessor Funds, you may telephone 1-800-247-4123. The following table is a listing of Funds and their corresponding predecessor fund.

---------------------------------------- ------------------------------------
           Principal Investors Fund                  Predecessor Fund
---------------------------------------- ------------------------------------
---------------------------------------- ------------------------------------
SAM Balanced Portfolio                   Balanced Portfolio
---------------------------------------- ------------------------------------
---------------------------------------- ------------------------------------
SAM Conservative Portfolio               Conservative Balanced Portfolio
---------------------------------------- ------------------------------------
---------------------------------------- ------------------------------------
SAM Conservative Growth Portfolio        Conservative Growth Portfolio
---------------------------------------- ------------------------------------
---------------------------------------- ------------------------------------
SAM Flexible Income Portfolio            Flexible Income Portfolio
---------------------------------------- ------------------------------------
---------------------------------------- ------------------------------------
SAM Strategic Growth Portfolio           Strategic Growth Portfolio
---------------------------------------- ------------------------------------

Financial Highlights

FLEXIBLE INCOME PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06        $11.19     $0.41          $ 0.39        $ 0.80       $(0.42)       $(0.03)         $(0.45)
   10/31/05         11.26      0.35           (0.03)         0.32        (0.35)        (0.04)          (0.39)
   10/31/04         10.92      0.34(6)         0.35          0.69        (0.35)           --           (0.35)
   10/31/03         10.17      0.38(6)         0.77          1.15        (0.38)        (0.02)          (0.40)
   10/31/02         10.71      0.45(6)        (0.48)        (0.03)       (0.43)        (0.08)          (0.51)

CLASS B SHARES
   Year Ended:
   10/31/06        $11.17     $0.33          $ 0.39        $ 0.72       $(0.33)       $(0.03)         $(0.36)
   10/31/05         11.24      0.26           (0.03)         0.23        (0.26)        (0.04)          (0.30)
   10/31/04         10.90      0.26(6)         0.34          0.60        (0.26)           --           (0.26)
   10/31/03         10.15      0.30(6)         0.77          1.07        (0.30)        (0.02)          (0.32)
   10/31/02         10.71      0.38(6)        (0.50)        (0.12)       (0.36)        (0.08)          (0.44)

CLASS C SHARES
   Year Ended:
   10/31/06        $11.12     $0.32          $ 0.39        $ 0.71       $(0.33)       $(0.03)         $(0.36)
   10/31/05         11.19      0.26           (0.03)         0.23        (0.26)        (0.04)          (0.30)
   10/31/04         10.86      0.26(6)         0.34          0.60        (0.27)           --           (0.27)
   10/31/03         10.13      0.30(6)         0.76          1.06        (0.31)        (0.02)          (0.33)
   10/31/02(5)      10.54      0.24(6)        (0.43)        (0.19)       (0.22)           --           (0.22)

                                                                 RATIOS TO AVERAGE
                                                           NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------
                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES       RATIO OF
                   NET                   NET         TO AVERAGE        TO AVERAGE         NET
                  ASSET                 ASSETS       NET ASSETS        NET ASSETS     INVESTMENT
                  VALUE                 END OF         BEFORE            AFTER         INCOME TO   PORTFOLIO
                 END OF     TOTAL       PERIOD    REIMBURSEMENTS/   REIMBURSEMENTS/     AVERAGE     TURNOVER
                 PERIOD   RETURN(2)   (IN 000S)      WAIVERS(3)      WAIVERS(3)(4)    NET ASSETS      RATE
                 ------   ---------   ---------   ---------------   ---------------   ----------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $11.54      7.28%     $401,786        0.67%            0.67%           3.60%          8%
   10/31/05       11.19      2.79       443,361        1.00             1.00            3.10           3
   10/31/04       11.26      6.38       357,735        1.02             1.02            3.07           3
   10/31/03       10.92     11.49       224,192        1.04             1.04            3.64           3
   10/31/02       10.17     (0.37)      144,710        1.06             1.06            4.41           9

CLASS B SHARES
   Year Ended:
   10/31/06      $11.53      6.54%     $317,142        1.44%            1.44%           2.83%          8%
   10/31/05       11.17      1.99       384,036        1.77             1.77            2.33           3
   10/31/04       11.24      5.56       418,994        1.79             1.79            2.30           3
   10/31/03       10.90     10.60       371,639        1.79             1.79            2.89           3
   10/31/02       10.15     (1.08)      244,999        1.81             1.81            3.66           9

CLASS C SHARES
   Year Ended:
   10/31/06      $11.47      6.52%     $148,386        1.43%            1.43%           2.84%          8%
   10/31/05       11.12      2.06       162,140        1.76             1.76            2.34           3
   10/31/04       11.19      5.57       127,771        1.78             1.78            2.31           3
   10/31/03       10.86     10.63        68,746        1.79             1.79            2.89           3
   10/31/02(5)    10.13     (1.78)       20,677        1.81(7)          1.81(7)         3.66(7)        9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

CONSERVATIVE BALANCED PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06        $10.49     $0.31          $ 0.65        $ 0.96       $(0.31)       $(0.02)         $(0.33)
   10/31/05         10.27      0.26(6)         0.23          0.49        (0.26)        (0.01)          (0.27)
   10/31/04          9.81      0.24            0.47          0.71        (0.25)           --           (0.25)
   10/31/03          8.83      0.28(6)         0.97          1.25        (0.27)           --           (0.27)
   10/31/02          9.43      0.33           (0.61)        (0.28)       (0.32)           --           (0.32)

CLASS B SHARES
   Year Ended:
   10/31/06        $10.47     $0.23          $ 0.65        $ 0.88       $(0.23)       $(0.02)         $(0.25)
   10/31/05         10.25      0.18(6)         0.23          0.41        (0.18)        (0.01)          (0.19)
   10/31/04          9.79      0.17            0.46          0.63        (0.17)           --           (0.17)
   10/31/03          8.82      0.21(6)         0.96          1.17        (0.20)           --           (0.20)
   10/31/02          9.43      0.27           (0.62)        (0.35)       (0.26)           --           (0.26)

CLASS C SHARES
   Year Ended:
   10/31/06        $10.43     $0.23          $ 0.65        $ 0.88       $(0.23)       $(0.02)         $(0.25)
   10/31/05         10.22      0.18(6)         0.22          0.40        (0.18)        (0.01)          (0.19)
   10/31/04          9.76      0.16            0.48          0.64        (0.18)           --           (0.18)
   10/31/03          8.80      0.21(6)         0.97          1.18        (0.22)           --           (0.22)
   10/31/02(5)       9.39      0.16           (0.60)        (0.44)       (0.15)           --           (0.15)

                                                                 RATIOS TO AVERAGE
                                                           NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------------
                                                      RATIO OF          RATIO OF
                                                      EXPENSES          EXPENSES       RATIO OF
                   NET                   NET         TO AVERAGE        TO AVERAGE         NET
                  ASSET                 ASSETS       NET ASSETS        NET ASSETS     INVESTMENT
                  VALUE                 END OF         BEFORE            AFTER         INCOME TO   PORTFOLIO
                 END OF     TOTAL       PERIOD    REIMBURSEMENTS/   REIMBURSEMENTS/     AVERAGE     TURNOVER
                 PERIOD   RETURN(2)   (IN 000S)      WAIVERS(3)      WAIVERS(3)(4)    NET ASSETS      RATE
                 ------   ---------   ---------   ---------------   ---------------   ----------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $11.12      9.31%     $309,946       0.68%             0.68%           2.89%         13%
   10/31/05       10.49      4.82       291,796       1.00              1.00            2.47           2
   10/31/04       10.27      7.29       207,816       1.04              1.04            2.42           2
   10/31/03        9.81     14.38        94,005       1.09              1.05            2.99           4
   10/31/02        8.83     (3.06)       31,070       1.17              1.05            3.67           9

CLASS B SHARES
   Year Ended:
   10/31/06      $11.10      8.50%     $166,857       1.45%             1.45%           2.12%         13%
   10/31/05       10.47      4.02       169,869       1.78              1.78            1.69           2
   10/31/04       10.25      6.47       161,623       1.81              1.81            1.65           2
   10/31/03        9.79     13.46       116,742       1.86              1.82            2.22           4
   10/31/02        8.82     (3.77)       58,054       1.92              1.80            2.92           9

CLASS C SHARES
   Year Ended:
   10/31/06      $11.06      8.57%     $170,789       1.43%             1.43%           2.14%         13%
   10/31/05       10.43      4.00       152,208       1.76              1.76            1.71           2
   10/31/04       10.22      6.55        97,315       1.79              1.79            1.67           2
   10/31/03        9.76     13.53        51,284       1.84              1.80            2.24           4
   10/31/02(5)     8.80     (4.70)       10,505       1.90(7)           1.78(7)         2.94(7)        9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

Financial Highlights

BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------

                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD            INCOME         INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $13.32            $0.28            $ 1.20          $ 1.48         $(0.29)          $   --         $(0.29)
   10/31/05          12.64             0.23              0.68            0.91          (0.23)              --          (0.23)
   10/31/04          11.85             0.20              0.79            0.99          (0.20)              --          (0.20)
   10/31/03          10.24             0.22              1.62            1.84          (0.23)              --          (0.23)
   10/31/02          11.63             0.28             (1.08)          (0.80)         (0.33)           (0.26)         (0.59)
CLASS B SHARES
   Year Ended:
   10/31/06         $13.28            $0.17            $ 1.21          $ 1.38         $(0.19)          $   --         $(0.19)
   10/31/05          12.61             0.12              0.67            0.79          (0.12)              --          (0.12)
   10/31/04          11.82             0.10              0.79            0.89          (0.10)              --          (0.10)
   10/31/03          10.22             0.14              1.61            1.75          (0.15)              --          (0.15)
   10/31/02          11.62             0.20             (1.09)          (0.89)         (0.25)           (0.26)         (0.51)
CLASS C SHARES
   Year Ended:
   10/31/06         $13.22            $0.17            $ 1.20          $ 1.37         $(0.19)          $   --         $(0.19)
   10/31/05          12.55             0.13              0.67            0.80          (0.13)              --          (0.13)
   10/31/04          11.78             0.10              0.78            0.88          (0.11)              --          (0.11)
   10/31/03          10.20             0.14              1.60            1.74          (0.16)              --          (0.16)
   10/31/02(5)       11.35             0.13             (1.15)          (1.02)         (0.13)              --          (0.13)

                                                                         RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       -------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/      TO AVERAGE NET     TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)          ASSETS           RATE
               ---------   ---------   -------------   -----------------   -----------------   -----------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $14.51      11.26%      $2,389,102          0.66%               0.66%               2.01%            10%
   10/31/05       13.32       7.20        2,125,167          0.94                0.94                1.69              0
   10/31/04       12.64       8.51        1,524,988          0.98                0.98                1.56              2
   10/31/03       11.85      18.07          792,423          1.02                1.02                2.03              5
   10/31/02       10.24      (7.32)         423,478          1.04                1.04                2.55             19
CLASS B SHARES
   Year Ended:
   10/31/06      $14.47      10.44%      $1,414,695          1.43%               1.43%               1.24%            10%
   10/31/05       13.28       6.32        1,419,870          1.72                1.72                0.91              0
   10/31/04       12.61       7.59        1,354,528          1.75                1.75                0.79              2
   10/31/03       11.82      17.25        1,074,925          1.78                1.78                1.27              5
   10/31/02       10.22      (8.03)         743,953          1.80                1.80                1.79             19
CLASS C SHARES
   Year Ended:
   10/31/06      $14.40      10.47%      $  883,759          1.41%               1.41%               1.26%            10%
   10/31/05       13.22       6.41          734,801          1.70                1.70                0.93              0
   10/31/04       12.55       7.64          482,799          1.74                1.74                0.80              2
   10/31/03       11.78      17.15          234,076          1.76                1.76                1.29              5
   10/31/02(5)    10.20      (9.00)          54,745          1.80(6)             1.80(6)             1.79(6)          19

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Annualized.

Financial Highlights

CONSERVATIVE GROWTH PORTFOLIO
For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------
                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD         INCOME/(LOSS)     INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $14.67        $ 0.18(6)            $ 1.73          $ 1.91         $(0.14)         $   --          $(0.14)
   10/31/05          13.56          0.13(6)              1.11            1.24          (0.13)             --           (0.13)
   10/31/04          12.47          0.10(6)              1.06            1.16          (0.07)             --           (0.07)
   10/31/03          10.37          0.14(6)              2.14            2.28          (0.14)          (0.04)          (0.18)
   10/31/02          12.35          0.16(6)             (1.52)          (1.36)         (0.22)          (0.40)          (0.62)
CLASS B SHARES
   Year Ended:
   10/31/06         $14.25        $ 0.06(6)            $ 1.67          $ 1.73         $(0.12)         $   --          $(0.12)
   10/31/05          13.17          0.02(6)              1.09            1.11          (0.03)             --           (0.03)
   10/31/04          12.18         (0.00)(6)(8)          1.04            1.04          (0.05)             --           (0.05)
   10/31/03          10.14          0.05(6)              2.09            2.14          (0.06)          (0.04)          (0.10)
   10/31/02          12.10          0.08(6)             (1.50)          (1.42)         (0.14)          (0.40)          (0.54)
CLASS C SHARES
   Year Ended:
   10/31/06         $14.15        $ 0.06(6)            $ 1.66          $ 1.72         $(0.12)         $   --          $(0.12)
   10/31/05          13.11          0.02(6)              1.08            1.10          (0.06)             --           (0.06)
   10/31/04          12.13         (0.00)(6)(8)          1.03            1.03          (0.05)             --           (0.05)
   10/31/03          10.10          0.06(6)              2.08            2.14          (0.07)          (0.04)          (0.11)
   10/31/02(5)       11.79          0.05(6)             (1.66)          (1.61)         (0.08)             --           (0.08)

                                                                          RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME/   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/     (LOSS) TO AVERAGE    TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)        NET ASSETS          RATE
               ---------   ---------   -------------   -----------------   -----------------   ------------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $16.44      13.07%      $1,822,661          0.67%               0.67%               1.16%             11%
   10/31/05       14.67       9.19        1,561,310          0.97                0.97                0.89               1
   10/31/04       13.56       9.44        1,157,038          1.01                1.01                0.74               5
   10/31/03       12.47      22.12          615,501          1.05                1.05                1.24               7
   10/31/02       10.37     (11.72)         347,297          1.06                1.06                1.41              14
CLASS B SHARES
   Year Ended:
   10/31/06      $15.86      12.19%      $1,093,660          1.44%               1.44%               0.39%             11%
   10/31/05       14.25       8.42        1,059,655          1.75                1.75                0.11               1
   10/31/04       13.17       8.53        1,001,081          1.78                1.78               (0.03)              5
   10/31/03       12.18      21.24          827,312          1.81                1.81                0.48               7
   10/31/02       10.14     (12.46)         623,852          1.82                1.82                0.65              14
CLASS C SHARES
   Year Ended:
   10/31/06      $15.75      12.21%      $  906,470          1.43%               1.43%               0.40%             11%
   10/31/05       14.15       8.40          727,829          1.73                1.73                0.13               1
   10/31/04       13.11       8.53          482,019          1.76                1.76               (0.01)              5
   10/31/03       12.13      21.41          195,556          1.79                1.79                0.50               7
   10/31/02(5)    10.10     (13.72)          48,424          1.82(7)             1.82(7)             0.65(7)           14

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.

Financial Highlights

STRATEGIC GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                               INCOME/(LOSS) FROM
                                              INVESTMENT OPERATIONS                             LESS DISTRIBUTIONS
                                 ----------------------------------------------   ----------------------------------------------

                                                  NET REALIZED AND                                 DISTRIBUTIONS
               NET ASSET VALUE                       UNREALIZED      TOTAL FROM   DIVIDENDS FROM      FROM NET
                BEGINNING OF     NET INVESTMENT    GAIN/(LOSS) ON    INVESTMENT   NET INVESTMENT      REALIZED         TOTAL
                   PERIOD         INCOME/(LOSS)     INVESTMENTS      OPERATIONS     INCOME(1)      CAPITAL GAINS   DISTRIBUTIONS
               ---------------   --------------   ----------------   ----------   --------------   -------------   -------------
CLASS A SHARES
   Year Ended:
   10/31/06         $15.99        $ 0.13(6)            $ 2.10          $ 2.23         $(0.09)         $   --          $(0.09)
   10/31/05          14.49          0.06(6)              1.48            1.54          (0.04)             --           (0.04)
   10/31/04          13.16          0.01(6)              1.32            1.33             --              --              --
   10/31/03          10.59          0.03(6)              2.63            2.66             --           (0.09)          (0.09)
   10/31/02          13.10          0.03(6)             (1.92)          (1.89)         (0.14)          (0.48)          (0.62)
CLASS B SHARES
   Year Ended:
   10/31/06         $15.25        $(0.01)(6)           $ 2.01          $ 2.00         $(0.07)         $   --          $(0.07)
   10/31/05          13.90         (0.06)(6)             1.41            1.35             --              --              --
   10/31/04          12.73         (0.09)(6)             1.26            1.17             --              --              --
   10/31/03          10.32         (0.05)(6)             2.55            2.50             --           (0.09)          (0.09)
   10/31/02          12.78         (0.06)(6)            (1.88)          (1.94)         (0.04)          (0.48)          (0.52)
CLASS C SHARES
   Year Ended:
   10/31/06         $15.29        $(0.00)(6)(8)        $ 2.00          $ 2.00         $(0.07)         $   --          $(0.07)
   10/31/05          13.93         (0.06)(6)             1.42            1.36             --              --              --
   10/31/04          12.74         (0.09)(6)             1.28            1.19             --              --              --
   10/31/03          10.32         (0.05)(6)             2.56            2.51             --           (0.09)          (0.09)
   10/31/02(5)       12.50         (0.04)(6)            (2.14)          (2.18)            --              --              --

                                                                          RATIOS TO AVERAGE
                                                                    NET ASSETS/SUPPLEMENTAL DATA
                                       --------------------------------------------------------------------------------------
                                                       RATIO OF EXPENSES   RATIO OF EXPENSES
                                                        TO AVERAGE NET      TO AVERAGE NET        RATIO OF NET
               NET ASSET                 NET ASSETS      ASSETS BEFORE       ASSETS AFTER      INVESTMENT INCOME/   PORTFOLIO
               VALUE END     TOTAL     END OF PERIOD    REIMBURSEMENTS/     REIMBURSEMENTS/     (LOSS) TO AVERAGE    TURNOVER
               OF PERIOD   RETURN(2)     (IN 000S)        WAIVERS (3)        WAIVERS (3)(4)        NET ASSETS          RATE
               ---------   ---------   -------------   -----------------   -----------------   ------------------   ---------
CLASS A SHARES
   Year Ended:
   10/31/06      $18.13      13.99%      $1,074,546          0.71%               0.71%               0.74%             12%
   10/31/05       15.99      10.61          885,165          1.02                1.02                0.38               1
   10/31/04       14.49      10.11          609,250          1.07                1.07                0.07               3
   10/31/03       13.16      25.24          298,852          1.13                1.13                0.30               7
   10/31/02       10.59     (15.45)         166,354          1.13                1.13                0.23              10
CLASS B SHARES
   Year Ended:
   10/31/06      $17.18      13.16%      $  718,841          1.48%               1.48%              (0.03)%            12%
   10/31/05       15.25       9.71          672,826          1.79                1.79               (0.39)              1
   10/31/04       13.90       9.19          612,914          1.83                1.83               (0.69)              3
   10/31/03       12.73      24.35          484,656          1.88                1.88               (0.45)              7
   10/31/02       10.32     (16.04)         350,982          1.87                1.87               (0.51)             10
CLASS C SHARES
   Year Ended:
   10/31/06      $17.22      13.12%      $  545,153          1.47%               1.47%              (0.02)%            12%
   10/31/05       15.29       9.76          417,865          1.77                1.77               (0.37)              1
   10/31/04       13.93       9.34          277,136          1.81                1.81               (0.67)              3
   10/31/03       12.74      24.44          107,826          1.84                1.84               (0.41)              7
   10/31/02(5)    10.32     (17.44)          26,645          1.85(7)             1.85(7)            (0.49)(7)          10

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.

                                                                2006     2005(a)
                                                                ----       ----
MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period......................    $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............      0.04        0.01
                          Total From Investment Operations      0.04        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................    (0.04)      (0.01)
                         Total Dividends and Distributions    (0.04)      (0.01)
Net Asset Value, End of Period                                $ 1.00      $ 1.00
Total Return(c)...........................................     4.41% 1.02%(   d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............  $431,696    $344,589
     Ratio of Expenses to Average Net Assets..............     0.54% 0.60%(   e)
     Ratio of Net Investment Income to Average Net Assets.     4.35%    2.95%(e)


                                                                2006     2005(a)
                                                                ----     ----
MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period......................    $ 1.00      $ 1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)(b)............      0.03        0.01
                          Total From Investment Operations      0.03        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................    (0.03)      (0.01)
                         Total Dividends and Distributions    (0.03)      (0.01)
Net Asset Value, End of Period                                $ 1.00      $ 1.00
Total Return(c)...........................................     2.90%    0.59%(d)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............    $2,976      $3,099
     Ratio of Expenses to Average Net Assets(f)...........     1.98%    1.87%(e)
     Ratio of Net Investment Income to Average Net Assets.     2.90%    1.67%(e)


(a) Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total  return  amounts  have  not  been  annualized.

(e)  Computed on an annualized basis.

(f)  Reflects Manager's contractual expense limit.

Appendix A

                              DEBT SECURITY RATINGS

Standard & Poor's Ratings Group ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the  highest  rating  assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
     -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's")

Commercial Paper:

P-1               The rating P-1 is the highest  commercial  paper  rating  assigned by Moody's.  Issuers  rated P-1 (or related supporting  institutions)  have a superior capacity for repayment of short-term  promissory  obligations.  P-1 repayment capacity will normally be evidenced by the following  characteristics:  (1) leading market positions in  established  industries;  (2) high  rates of return on funds  employed;  (3)  conservative  capitalization structures with moderate reliance on debt and ample asset  protection;  (4) broad margins in earnings coverage of fixed financial  charges and high internal cash generation;  and (5) well established  access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
                  Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa               Bonds  which are  rated Caa are of poor  standing.  Such  issues  may be in  default  or there may be  present elements of danger with respect to principal or interest.

Ca                Bonds which are rated Ca represent  obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

INVESTMENT-GRADE

o AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

o AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

o A -- High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

o BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


SPECULATIVE-GRADE

o BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

o B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

o CCC, CC, C -- High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

o DDD, DD, D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

FOR MORE INFORMATION ABOUT THE FUNDS


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated January 16, 2007 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http://www.PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

                Principal Investors Fund, Inc. SEC File 811-07572